UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22438

Voya Emerging Markets High Dividend Equity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P Falgout Jr., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

(a)            The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
February 28, 2023
Voya Emerging Markets High Dividend Equity Fund
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let a fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world.

Principal Investment Strategies and Portfolio Managers’ Commentary	Voya Emerging Markets High Dividend Equity Fund

Geographic Diversification as of February 28, 2023 (as a percentage of net assets)

China	31.3%
Taiwan	14.7%
India	13.0%
South Korea	11.5%
Brazil	4.8%
South Africa	3.3%
Saudi Arabia	3.0%
Mexico	2.8%
United Arab Emirates	2.6%
Thailand	2.0%
Countries between 0.0% – 1.3%^	7.9%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 13 countries, which each represents 0.0% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets High Dividend Equity Fund (the “Fund”) is a diversified closed-end fund with the primary investment objective of providing total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to achieve its investment objectives by investing principally in a portfolio of equity securities, primarily of issuers in emerging market countries. The Fund will also normally seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected exchange-traded funds (“ETFs”) and/or international, regional or country indices of equity securities, and/or on equity securities.
Portfolio Management: The Fund is managed by Paul Zemsky, CFA, Vincent Costa, CFA, Peg DiOrio, CFA and Steve Wetter, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Equity Portfolio Construction: Under normal market conditions, the Fund invests at least 80% of its managed assets in dividend-producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Sub-Adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI Emerging Markets IndexSM (the “Index”). For the purpose of the Fund’s investments, the Fund will invest in emerging market countries as defined by the Index.
The Fund will invest in equity securities and will select securities based upon quantitative analysis. The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate that they are at risk of reducing or eliminating the dividends paid on their securities.
Top Ten Holdings as of February 28, 2023* (as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	6.5%
Tencent Holdings Ltd.	3.5%
Alibaba Group Holding Ltd.	2.3%
Samsung Electronics Co., Ltd.	2.1%
iShares MSCI Emerging Markets ETF	1.9%
Infosys Ltd.	1.4%
ICICI Bank Ltd.	1.3%
Meituan Class B	1.2%
Petroleo Brasileiro SA	1.0%
China Construction Bank - H Shares	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using a proprietary multi-factor model. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return.
In evaluating investments for the Fund, the Sub-Adviser normally expects to take into account environmental, social, and governance (“ESG”) factors, to determine whether any or all of those factors might have a material effect on the value, risks, or prospects of a company. The Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research as material to a particular company or the industry in which it operates and on third-party evaluations of a company’s ESG standing. The Sub-Adviser may give environmental, social, and governance factors equal consideration or may focus on one or more of those factors as the Sub-Adviser considers appropriate. The Sub-Adviser may consider specific ESG metrics or a company’s progress or lack of progress toward meeting ESG targets. ESG factors will be only one consideration in the Sub-Adviser’s evaluation of any potential investment, and the effect, if any, of ESG factors on the Sub-Adviser’s decision whether to invest in any case will vary depending on the judgment of the Sub-Adviser.
The Fund’s Options Strategy: The Fund writes (sells) call options on selected ETFs, and/or international, regional or country indices of equity securities, and/or on equity securities, with the underlying value of such calls generally representing 15% to 50% of total value of the Fund’s portfolio. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio. Call options will be written (sold) usually at-the money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

Voya Emerging Markets High Dividend Equity Fund	Principal Investment Strategies and Portfolio Managers’ Commentary

Performance: Based on net asset value (“NAV”), the Fund provided a total return of -10.21% for the year ended February 28, 2023.(1) This NAV return reflects a decrease in the Fund’s NAV from $7.57 on February 28, 2022 to $5.98 on February 28, 2023, after taking into account quarterly distributions. Based on its share price as of February 28, 2023, the Fund provided a total return of -14.26% for the year.(1) This share price return reflects a decrease in the Fund’s share price from $6.96 on February 28, 2022 to $5.25 on February 28, 2023, after taking into account quarterly distributions. The Fund is not benchmarked to an index but uses the MSCI Emerging Markets IndexSM as a reference index, which returned -15.28% for the reporting period. During the year, the Fund made quarterly distributions totaling $0.72 per share, which were characterized as $0.54 per share from return of capital and $0.18 per share from net investment income.(2) As of February 28, 2023, the Fund had 18,370,251 shares outstanding.
Portfolio Specifics: The Fund employs an emerging markets equity strategy that seeks to maximize total return and generate higher income than the reference index, using model-driven stock selection and call options writing.
Equity portfolio: The Fund’s equity sleeve outperformed the reference index over the reporting period. Key contributors included the core model, which was driven by positive impacts from the sentiment and valuation indicators; the sleeve’s smaller market-capitalization tilt, and to a lesser extent, the sleeve’s modestly lower beta. The Fund’s higher dividend positioning detracted during the 12-month period.
On the sector level, stock selection among the financial, energy and consumer staples sectors had the largest positive impact on returns. A slight overweight and stock selection in real estate also contributed to results. By contrast, selection among the information technology, industrials and materials sectors detracted from performance.
At the individual stock level, key contributors included not owning Russian energy company Gazprom PJSC, and overweight positions in Mahindra & Mahindra Ltd. and Petroleo Brasileiro SA. Among the key detractors were overweight positions in Oil company LUKOIL and Nan Ya Printed Circuit Board Corp. and an underweight position in Meituan Class B.
Regionally, stock selection in Asia and pacific ex Japan, Latin America and Africa and Middle East, contributed to results while selection in Europe detracted.
Option portfolio: The Fund’s covered call strategy seeks to generate premiums and retain potential for upside appreciation. This strategy added to returns during the period as the negative performance of the equity markets resulted in gains on the short call options. The Fund implemented this strategy by typically writing call options on the EEM exchange-traded fund. The strike prices of the options written were typically at or near the money, with maturities of around one month at inception.
Current Strategy and Outlook: Equity markets across the world sustained significant losses during the Fund’s fiscal year as interest rates rose, signs of economic slowdown accumulated and analysts trimmed earnings expectations. There were regional differences, e.g., European stocks, as measured by the MSCI Europe Index, lost less than the United States, as measured by the S&P 500 Index. In August 2022, the US Federal Reserve embarked on a course to aggressively raise US interest rates as it sought to contain inflation. US Treasury yields quickly rose as a result, raising the cost of capital for companies and reducing the value of future earnings. The impact of these changes was particularly painful for the technology sector, and for growth-oriented companies generally. Infrastructure-related industries fared relatively better than the market as a whole.
Incredibly, Russia’s war against Ukraine has now lasted more than a year; in addition to its mounting toll of human suffering, the war continues to distort regional pricing in the commodity and energy markets. Central banks seeking to contain inflation have found themselves pressed to take more aggressive policy stances than they might otherwise be willing to countenance. In the US, Fed rate hikes, undertaken to reduce inflation by slowing the economy, have met resistance in the continued strength of the labor market. As of the time of this writing, February Consumer Price Index data continue to signal challenges to Fed policy, but the sudden collapse of Silicon Valley Bank and Signature Bank cloud the outlook and may prompt the Fed to refrain from raising rates at its March meeting.
It is our opinion that the path of inflation and policymakers’ responses to rising prices will continue to be among the top global macro drivers in the year ahead. Although inflation remains unacceptably high, we continue to believe it has peaked and will head lower. Income-sensitive components of CPI, such as shelter and services, are proving stickier given the still-strong labor market and high personal income. But with wage gains cooling, we’re beginning to see the effects of declining demand, which we expect to persist, gradually pulling inflation lower into the end of the year.
While we believe inflation is moving in the right direction, developed market central banks have made it clear they are not satisfied with current progress. Apart from short-term responses to market turbulence, we do not foresee shifts in central bank policies. With more tightening in the pipeline and rate cuts unlikely, a contraction of developed market growth seems probable. In our view, we don’t anticipate an especially severe downturn but think the second half of this year will see moderate inflation and slow but positive growth.

Principal Investment Strategies and Portfolio Managers’ Commentary	Voya Emerging Markets High Dividend Equity Fund

We believe this expected slower economic growth could lead to lower incomes for consumers, which we believe would likely translate into lower corporate earnings expectations, which could pressure equity market valuations. If such expectations prove out, we expect that the Fund’s call-writing strategy potentially will contribute to total returns.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Emerging Markets High Dividend Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended February 28, 2023
	1 Year	5 Year	10 Year
Voya Emerging Markets High Dividend Equity Fund at Market Value	-14.26%	-1.43%	-0.35%
MSCI Emerging Markets IndexSM	-15.28%	-1.87%	1.52%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets High Dividend Equity Fund against the reference index indicated. The reference index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in a reference index.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
The Fund’s performance prior to May 6, 2019 reflects returns achieved by a different sub-adviser and pursuant to a different investment objective and principal investment strategies. If the Fund’s current sub-adviser, objective and strategies had been in place for the prior period, the performance information shown would have been different.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Voya Emerging Markets High Dividend Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Emerging Markets High Dividend Equity Fund (the “Fund”), including the portfolio of investments, as of February 28, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the six-year period ended February 28, 2019, were audited by another independent registered public accounting firm whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
April 25, 2023

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2023

ASSETS:
Investments in securities at fair value*	$108,581,805
Short-term investments at fair value†	1,296,000
Cash	176,108
Foreign currencies at value‡	66,823
Receivables:
Dividends	426,690
Interest	293
Foreign tax reclaims	20,208
Prepaid expenses	272
Other assets	5,587
Total assets	110,573,786
LIABILITIES:
Payable for fund shares redeemed	12,220
Payable for investment management fees	103,835
Payable to trustees under the deferred compensation plan (Note 6)	5,587
Payable for trustee fees	299
Payable for foreign capital gains tax	408,180
Other accrued expenses and liabilities	158,938
Written options, at fair value^	37,256
Total liabilities	726,315
NET ASSETS	$109,847,471
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$192,153,941
Total distributable loss	(82,306,470)
NET ASSETS	$109,847,471
* Cost of investments in securities	$112,066,834
† Cost of short-term investments	$1,296,000
‡ Cost of foreign currencies	$66,060
^ Premiums received on written options	$490,156
Net assets	$109,847,471
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	18,370,251
Net asset value	$5.98
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 28, 2023

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,075,816
Interest	5,623
Total investment income	5,081,439
EXPENSES:
Investment management fees	1,373,714
Transfer agent fees	11,869
Shareholder reporting expense	44,901
Professional fees	67,115
Custody and accounting expense	168,135
Trustee fees	2,986
Miscellaneous expense	36,812
Total expenses	1,705,532
Waived and reimbursed fees	(30,623)
Net expenses	1,674,909
Net investment income	3,406,530
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(4,662,582)
Foreign currency related transactions	(76,661)
Written options	2,762,240
Net realized loss	(1,977,003)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	(18,335,235)
Foreign currency related transactions	(15,999)
Written options	(120,650)
Net change in unrealized appreciation (depreciation)	(18,471,884)
Net realized and unrealized loss	(20,448,887)
Decrease in net assets resulting from operations	$(17,042,357)
* Foreign taxes withheld	$585,505
^ Foreign capital gains taxes withheld	$274,386
# Change in foreign capital gains taxes accrued	$216,579
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2023	Year Ended February 28, 2022
FROM OPERATIONS:
Net investment income	$3,406,530	$2,618,045
Net realized gain (loss)	(1,977,003)	19,023,988
Net change in unrealized appreciation (depreciation)	(18,471,884)	(25,310,711)
Decrease in net assets resulting from operations	(17,042,357)	(3,668,678)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	(3,318,963)	(2,150,600)
Return of capital	(10,132,204)	(11,557,688)
Total distributions	(13,451,167)	(13,708,288)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased	(3,845,843)	—
Net decrease in net assets resulting from capital share transactions	(3,845,843)	—
Net decrease in net assets	(34,339,367)	(17,376,966)
NET ASSETS:
Beginning of year or period	144,186,838	161,563,804
End of year or period	$109,847,471	$144,186,838
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
02-28-23	7.57	0.18•	(1.05)	(0.87)	0.18	—	0.54	0.72	—	5.98	5.25	(10.21)	(14.26)	109,847	1.43	1.40	2.85	70
02-28-22	8.49	0.14•	(0.34)	(0.20)	0.11	—	0.61	0.72	—	7.57	6.96	(2.15)	(3.93)	144,187	1.35	1.35	1.68	66
02-28-21	7.61	0.11•	1.49	1.60	0.09	—	0.63	0.72	—	8.49	7.95	24.24	32.34	161,564	1.36	1.36	1.46	55
02-29-20	8.89	0.19	(0.74)	(0.55)	0.28	—	0.45	0.73	—	7.61	6.69	(6.03)	(12.67)	144,923	1.39	1.39	2.29	103
02-28-19	9.87	0.20	(0.44)	(0.24)	0.17	—	0.57	0.74	—	8.89	8.41	(1.39)	(2.23)	169,189	1.47	1.47	2.21	53
02-28-18	9.24	0.18	1.19	1.37	0.18	—	0.56	0.74	—	9.87	9.42	15.77	22.67	187,770	1.44	1.44	1.82	41
02-28-17	7.81	0.18	2.13	2.31	0.19	—	0.69	0.88	—	9.24	8.32	32.30	38.66	175,716	1.43	1.43	2.06	39
02-29-16	11.57	0.20	(2.92)	(2.72)	0.21	—	0.83	1.04	—	7.81	6.71	(23.98)(5)	(28.30)	152,682	1.47	1.47	1.99	30
02-28-15	12.50	0.30•	(0.08)	0.22	0.34	—	0.81	1.15	—	11.57	10.54	2.21	2.01	226,152	1.42	1.42	2.35	40
02-28-14	14.53	0.34•	(1.17)	(0.83)	0.29	—	1.00	1.29	0.09	12.50	11.41	(4.89)(a)	(16.62)	244,220	1.41	1.41	2.58	50

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, total return would have been (24.08)%.

(a)
On April 23, 2013, NNIP Advisers B.V. made a payment of $1,730,621 to reimburse the Fund for the foregone investment opportunities attributable to available cash amounts not properly reported on their portfolio management reporting system. Excluding this payment by affiliate for the year ended February 28, 2014, total investment return at net asset value would have been (5.57)%.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023

NOTE 1 — ORGANIZATION
Voya Emerging Markets High Dividend Equity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written in its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, the United States experiences a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2023.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2023, the total value of open written OTC call options subject to Master Agreements in a liability position was $37,256. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. At February 28, 2023, the Fund did not pledge any cash collateral for its open written OTC call options at year end. There were no credit events during the year ended February 28, 2023 that triggered any credit related contingent features.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the OTC call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities.
During the year ended February 28, 2023, the Fund had an average notional amount of $24,640,656 on written equity options. Please refer to the table within the Portfolio of Investments for open written equity options at February 28, 2023.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the year ended February 28, 2023, excluding short-term securities, were $90,085,681 and $100,460,639, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2023, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.40% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of February 28, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
February 28 or 29,
2024	2025	2026	Total
$ —	$—	$30,623	$30,623
The Expense Limitation Agreement is contractual through March 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares repurchased	Net increase (decrease) in shares outstanding	Shares repurchased	Net increase (decrease)
Year or period ended	#	#	($)	($)
2/28/2023	(669,038)	(669,038)	(3,845,843)	(3,845,843)
2/28/2022	—	—	—	—
Share Repurchase Program
Effective April 1, 2023, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2024, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2022, the Fund could have purchased, over the period ended March 31, 2023, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 7 — CAPITAL SHARES (continued)

considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program does not obligate the Fund to repurchase any dollar amount or number of shares of its stock.
For the year ended February 28, 2023, the Fund repurchased 669,038 shares, representing approximately 3.64% of the Fund’s outstanding shares for a net purchase price of $3,845,843 (including commissions of $16,726). Shares were repurchased at a weighted-average discount from NAV per share of 12.03% and a weighted-average price per share of $5.72.
For the year ended February 28, 2022, the Fund had no repurchases pursuant to the share repurchase program.
NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2023. The composition of distributions presented below may differ from amounts presented elsewhere in this report due to differences in calculations between GAAP (book) and tax. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends was as follows:
Tax Year Ended December 31, 2022		Tax Year Ended December 31, 2021
Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
$3,318,963	$10,235,915	$2,867,466	$10,840,822
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:
Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/ (Loss)
	Amount	Character	Expiration
$(6,683,023)	$(6,373,344)	Short-term	None	$(3,532,268)	$(86,914,823)
	(70,326,188)	Long-term	None
$(76,699,532)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of February 28, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 9 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among

NOTES TO FINANCIAL STATEMENTS as of February 28, 2023 (continued)

NOTE 9 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 10 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.
NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to February 28, 2023, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.135	3/20/2023	4/17/2023	4/4/2023
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 92.8%
	Brazil: 3.2%
35,468	Banco do Brasil S.A.	$273,490	0.3
78,472	BB Seguridade Participacoes SA	512,610	0.5
82,894	Cia Siderurgica Nacional S.A.	265,840	0.2
306,787 (1)(2)	Hapvida Participacoes e Investimentos S/A	262,519	0.2
18,111	Hypera S.A.	143,941	0.1
82,248	Natura & Co. Holding SA	241,460	0.2
53,288	Raia Drogasil SA	229,928	0.2
45,261	Rumo SA	155,439	0.1
150,453	TIM SA/Brazil	353,469	0.3
73,719	Totvs S.A.	386,235	0.4
45,027	Vale SA	735,335	0.7
		3,560,266	3.2
	Chile: 0.4%
170,119	Cencosud SA	321,670	0.3
66,919	Empresas CMPC SA	111,196	0.1
		432,866	0.4
	China: 31.3%
8,818	360 DigiTech, Inc. ADR	179,535	0.2
26,292	37 Interactive Entertainment Network Technology Group Co. Ltd. - A Shares	83,074	0.1
366,000	Agricultural Bank of China Ltd. - H Shares	126,891	0.1
227,100 (1)	Alibaba Group Holding Ltd.	2,496,157	2.3
382,000	Aluminum Corp. of China Ltd. - H Shares	195,062	0.2
10,400	Anhui Gujing Distillery Co. Ltd. - B Shares	178,777	0.2
26,478	Anhui Yingjia Distillery Co. Ltd. - A Shares	267,692	0.2
31,600	Anta Sports Products Ltd.	417,285	0.4
8,108	Autohome, Inc. ADR	247,294	0.2
2,360,000	Bank of China Ltd. - H Shares	865,535	0.8
216,700	Bank of Jiangsu Co. Ltd. - A Shares	224,531	0.2
43,000	Beijing Enterprises Holdings Ltd.	140,854	0.1
552,000	Bosideng International Holdings Ltd.	306,207	0.3
25,500	Byd Co., Ltd. - H Shares	685,548	0.6
44,500	BYD Electronic International Co. Ltd.	129,757	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,093,000	China Cinda Asset Management Co. Ltd. - H Shares	$272,035	0.2
82,000	China Coal Energy Co. - H Shares	63,455	0.1
968,000	China Communications Services Corp., Ltd. - H Shares	376,354	0.3
1,534,000	China Construction Bank - H Shares	937,700	0.9
697,000	China Everbright Bank Co. Ltd. - H Shares	200,717	0.2
181,000	China Galaxy Securities Co. Ltd. - H Shares	90,218	0.1
119,500	China Hongqiao Group Ltd.	127,818	0.1
105,000	China Longyuan Power Group Corp. Ltd. - H Shares	128,802	0.1
159,000	China Medical System Holdings Ltd.	239,367	0.2
106,000	China Meidong Auto Holdings Ltd.	228,199	0.2
52,000	China Mengniu Dairy Co., Ltd.	228,887	0.2
131,500	China Merchants Bank Co., Ltd. - H Shares	713,585	0.6
173,485	China Merchants Port Holdings Co. Ltd.	243,194	0.2
266,000	China Oilfield Services Ltd. - H Shares	283,847	0.3
51,500	China Overseas Land & Investment Ltd.	127,848	0.1
131,000	China Pacific Insurance Group Co., Ltd. - H Shares	347,486	0.3
465,000	China Railway Group Ltd. - H Shares	242,352	0.2
24,000	China Resources Land Ltd.	106,638	0.1
13,848	China Resources Microelectronics Ltd. - A Shares	108,099	0.1
159,000 (2)	China Resources Pharmaceutical Group Ltd.	130,773	0.1
51,000	China Shenhua Energy Co., Ltd. - H Shares	153,402	0.1
245,000	China Taiping Insurance Holdings Co., Ltd.	289,575	0.3

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,936,000 (2)	China Tower Corp. Ltd. - H Shares	$317,971	0.3
124,000	China Traditional Chinese Medicine Holdings Co. Ltd.	64,338	0.1
72,000	Chinasoft International Ltd.	51,710	0.0
165,500	CITIC Securities Co. Ltd. - H Shares	350,615	0.3
152,300	COSCO SHIPPING Development Co. Ltd. - A Shares	55,087	0.0
96,500	COSCO SHIPPING Holdings Co., Ltd. - H Shares	100,092	0.1
254,000	COSCO Shipping Ports, Ltd.	165,349	0.2
63,360	CSPC Pharmaceutical Group Ltd.	68,068	0.1
10,100	Do-Fluoride New Materials Co. Ltd. - A Shares	53,040	0.0
62,700	Dong-E-E-Jiao Co. Ltd. - A Shares	431,751	0.4
614,000	Dongfeng Motor Group Co., Ltd. - H Shares	313,673	0.3
33,900	ENN Natural Gas Co. Ltd. - A Shares	94,314	0.1
402,000	Far East Horizon Ltd.	355,598	0.3
180,500	Fosun International Ltd.	147,675	0.1
5,200	G-bits Network Technology Xiamen Co. Ltd. - A Shares	264,698	0.2
287,000	Geely Automobile Holdings Ltd.	372,864	0.3
93,000	Great Wall Motor Co. Ltd. - H Shares	123,416	0.1
53,400	GRG Banking Equipment Co. Ltd. - A Shares	82,276	0.1
118,000	Guangzhou Automobile Group Co. Ltd. - H Shares	75,240	0.1
44,600	Henan Shenhuo Coal & Power Co. Ltd. - A Shares	120,010	0.1
35,000	Huaibei Mining Holdings Co. Ltd. - A Shares	73,282	0.1
54,267	Hubei Xingfa Chemicals Group Co. Ltd. - A Shares	274,457	0.2
1,290,592	Industrial & Commercial Bank of China - H Shares	643,957	0.6
93,700	Industrial Bank Co. Ltd. - A Shares	228,284	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
58,537	Inner Mongolia ERDOS Resources Co. Ltd. - A Shares	$141,216	0.1
72,900	Inner Mongolia Yitai Coal Co. - A Shares	98,299	0.1
20,500	Jafron Biomedical Co. Ltd. - A Shares	95,671	0.1
34,402	JD.com, Inc. - Class A	764,754	0.7
12,700	Jiangsu King’s Luck Brewery JSC Ltd. - A Shares	117,354	0.1
162,800	Joincare Pharmaceutical Group Industry Co. Ltd. - A Shares	309,438	0.3
6,800	Joinn Laboratories China Co. Ltd. - A Shares	57,579	0.1
25,700	Keda Industrial Group Co. Ltd. - A Shares	60,687	0.1
107,000	Kingboard Holdings Ltd.	382,004	0.3
122,200	Kingsoft Corp. Ltd.	403,458	0.4
434,000	Kunlun Energy Co. Ltd.	347,740	0.3
292,000	Lenovo Group Ltd.	262,771	0.2
46,500	Li Ning Co. Ltd.	396,771	0.4
23,000	LONGi Green Energy Technology Co. Ltd. - A Shares	146,688	0.1
3,745	Luzhou Laojiao Co. Ltd. - A Shares	134,669	0.1
76,220 (1)(2)	Meituan Class B	1,322,793	1.2
47,800	NetEase, Inc.	742,834	0.7
34,800 (2)	Nongfu Spring Co. Ltd. - H Shares	195,338	0.2
4,500	Orient Overseas International Ltd.	72,285	0.1
14,500	Ovctek China, Inc. - A Shares	71,892	0.1
8,366 (1)	PDD Holdings, Inc. ADR	733,949	0.7
712,000	Peoples Insurance Co. Group of China Ltd. - H Shares	225,114	0.2
566,000	PetroChina Co., Ltd. - H Shares	288,738	0.3
43,250 (2)	Pharmaron Beijing Co. Ltd. - H Shares	242,529	0.2
418,000	PICC Property & Casualty Co., Ltd. - H Shares	367,151	0.3
38,500	Ping An Bank Co. Ltd. - A Shares	76,326	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
93,000	Ping An Insurance Group Co. of China Ltd. - H Shares	$634,868	0.6
395,000 (2)	Postal Savings Bank of China Co. Ltd. - H Shares	237,317	0.2
58,800	Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	94,913	0.1
40,150	Shanghai Baosight Software Co., Ltd. - Class B	130,875	0.1
140,900	Shanghai Construction Group Co. Ltd. - A Shares	55,030	0.0
43,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. - H Shares	127,264	0.1
4,200	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - A Shares	171,227	0.2
3,400	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A Shares	153,624	0.1
68,000	Shenzhen Senior Technology Material Co. Ltd. - A Shares	207,845	0.2
124,000	Sichuan Hebang Biotechnology Co. Ltd. - A Shares	56,265	0.1
36,698	Sichuan Yahua Industrial Group Co. Ltd. - A Shares	129,365	0.1
6,000	Silergy Corp.	112,897	0.1
43,500	Suzhou Dongshan Precision Manufacturing Co. Ltd. - A Shares	182,609	0.2
47,400	TBEA Co. Ltd. - A Shares	147,260	0.1
86,500	Tencent Holdings Ltd.	3,799,807	3.5
36,000	Tingyi Cayman Islands Holding Corp.	58,161	0.1
274,000 (2)	Topsports International Holdings Ltd. - H Shares	239,659	0.2
30,000	Travelsky Technology Ltd. - H Shares	59,217	0.1
152,000	Uni-President China Holdings Ltd.	133,271	0.1
21,000	Vinda International Holdings Ltd.	57,841	0.1
17,600	Weihai Guangwei Composites Co. Ltd. - A Shares	168,865	0.2
17,200 (2)	WuXi AppTec Co. Ltd. - H Shares	183,506	0.2
68,800	Xiamen C & D, Inc. - A Shares	130,905	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
5,400	YongXing Special Materials Technology Co. Ltd. - A Shares	$71,326	0.1
7,100	Yum China Holdings, Inc.	416,983	0.4
42,100	Yunnan Aluminium Co. Ltd. - A Shares	80,756	0.1
2,900	Yunnan Energy New Material Co. Ltd. - A Shares	52,416	0.0
30,268	Zangge Mining Co. Ltd. - A Shares	121,587	0.1
252,000	Zhejiang Expressway Co., Ltd. - H Shares	203,243	0.2
52,800	Zhuzhou CRRC Times Electric Co., Ltd. - H Shares	240,602	0.2
98,000	Zijin Mining Group Co., Ltd. - H Shares	148,309	0.1
159,400	ZTE Corp. - H Shares	473,595	0.4
6,986	ZTO Express Cayman, Inc. ADR	168,083	0.1
		34,319,854	31.3
	Colombia: 0.1%
26,988	Interconexion Electrica SA ESP	95,580	0.1

	Czech Republic: 0.3%
11,006	Komercni Banka AS	370,753	0.3

	Egypt: 0.2%
311,486	Eastern Co. SAE	188,336	0.2

	Greece: 1.1%
78,437 (1)	Eurobank Ergasias Services and Holdings SA	120,238	0.1
12,728	Hellenic Telecommunications Organization SA	195,247	0.2
23,358	Jumbo SA	466,410	0.4
26,961	OPAP S.A.	418,460	0.4
		1,200,355	1.1
	India: 13.0%
24,072	Adani Ports & Special Economic Zone, Ltd.	172,336	0.2
15,090	Aurobindo Pharma Ltd.	84,413	0.1
90,378	Axis Bank Ltd.	921,755	0.8
2,019	Bajaj Finance Ltd.	149,084	0.1
24,726 (1)(2)	Bandhan Bank Ltd.	68,985	0.1
422,506	Bharat Electronics Ltd.	483,173	0.4

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
19,326	Cholamandalam Investment and Finance Co. Ltd.	$176,687	0.2
26,341	Cipla Ltd.	288,596	0.3
86,537	Coal India Ltd.	225,381	0.2
28,335	HCL Technologies Ltd.	368,963	0.3
18,942	Housing Development Finance Corp.	597,133	0.5
139,954	ICICI Bank Ltd.	1,447,673	1.3
35,289	Indraprastha Gas Ltd.	187,154	0.2
5,908	Info Edge India Ltd.	249,295	0.2
84,331	Infosys Ltd.	1,514,827	1.4
136,189	ITC Ltd.	620,299	0.6
5,599	Kotak Mahindra Bank Ltd.	116,985	0.1
33,876	Larsen & Toubro Ltd.	863,393	0.8
48,397	Mahindra & Mahindra Ltd.	742,558	0.7
12,983	Mphasis Ltd.	319,283	0.3
248,981	NTPC Ltd.	513,544	0.5
298,951	Oil & Natural Gas Corp., Ltd.	548,530	0.5
118,356	Power Grid Corp. of India Ltd.	317,941	0.3
21,189	Reliance Industries Ltd.	594,312	0.5
63,574	Samvardhana Motherson International Ltd.	61,201	0.0
20,057	Shriram Finance Ltd.	291,648	0.3
4,859	SRF Ltd.	127,328	0.1
57,647	Sun Pharmaceutical Industries Ltd.	666,678	0.6
17,543	Tata Consultancy Services Ltd.	702,352	0.6
18,816	Tech Mahindra Ltd.	250,124	0.2
51,426	UPL Ltd.	431,477	0.4
54,759	Vedanta Ltd.	177,737	0.2
		14,280,845	13.0
	Indonesia: 0.6%
532,800	Adaro Energy Indonesia Tbk PT	104,387	0.1
124,000	Bank Negara Indonesia Persero Tbk PT	71,316	0.1
809,800	Kalbe Farma Tbk PT	112,024	0.1
216,400	United Tractors Tbk PT	395,807	0.3
		683,534	0.6
	Malaysia: 1.3%
319,100	Genting Bhd	331,311	0.3
291,800	Genting Malaysia BHD	175,536	0.2
71,500	Hong Leong Bank BHD	327,256	0.3
13,100	Hong Leong Financial Group Bhd	53,184	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Malaysia (continued)
129,600	Petronas Chemicals Group Bhd	$206,738	0.2
92,700	RHB Bank Bhd	117,329	0.1
210,900	Telekom Malaysia BHD	236,392	0.2
		1,447,746	1.3
	Mexico: 2.8%
223,028	Alfa SA de CV	146,276	0.1
64,573	Arca Continental SAB de CV	546,929	0.5
13,585	Coca-Cola Femsa SAB de CV - Unit	98,187	0.1
458,753	Fibra Uno Administracion SA de CV	654,412	0.6
87,099	Fomento Economico Mexicano SAB de CV - Unit	802,131	0.7
36,975	Grupo Financiero Banorte	312,994	0.3
188,420	Operadora De Sites Mexicanos SAB de CV	187,632	0.2
20,874	Promotora y Operadora de Infraestructura SAB de CV	203,600	0.2
23,722	Wal-Mart de Mexico SAB de CV	93,480	0.1
		3,045,641	2.8
	Peru: 0.1%
1,003	Credicorp Ltd.	127,802	0.1

	Philippines: 1.1%
153,524	BDO Unibank, Inc.	341,925	0.3
94,890	International Container Terminal Services, Inc.	342,303	0.3
335,600	Metropolitan Bank & Trust Co.	352,535	0.3
13,320	SM Investments Corp.	204,763	0.2
		1,241,526	1.1
	Poland: 0.7%
31	LPP SA	65,479	0.0
27,832	Polski Koncern Naftowy Orlen	415,687	0.4
37,610	Powszechny Zaklad Ubezpieczen SA	309,228	0.3
		790,394	0.7
	Qatar: 0.8%
247,840	Commercial Bank PQSC	418,195	0.4
101,589	Mesaieed Petrochemical Holding Co.	58,579	0.1
101,914	Ooredoo QPSC	257,545	0.2
24,411	Qatar Islamic Bank SAQ	124,635	0.1
		858,954	0.8

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Russia: —%
354,185 (1)(3)	Alrosa PJSC	$—	—
10,144,776 (3)	Inter RAO UES PJSC	—	—
15,442 (3)	Lukoil PJSC	—	—
9,459 (1)(3)	Magnit OJSC	—	—
116,758 (3)	Mobile Telesystems OJSC	—	—
4,585 (1)(3)	Severstal PAO	—	—
130,134 (3)	Surgutneftegas PJSC	—	—
125,422 (3)	Tatneft PJSC	—	—
13,603 (1)(3)	X5 Retail Group N.V. - FIVEL GDR	—	—
		—	—
	Saudi Arabia: 3.0%
37,792	Arab National Bank	231,503	0.2
1,058	Arabian Internet & Communications Services Co.	69,704	0.1
21,918	Banque Saudi Fransi	190,636	0.2
63,296	Etihad Etisalat Co.	658,856	0.6
1,691	Nahdi Medical Co.	83,847	0.1
21,813	Riyad Bank	151,177	0.1
12,204	SABIC Agri-Nutrients Co.	434,124	0.4
43,503	Sahara International Petrochemical Co.	409,898	0.4
66,977	Saudi Electricity Co.	395,849	0.3
56,761	Saudi National Bank	713,918	0.6
		3,339,512	3.0
	Singapore: 0.3%
45,000 (2)	BOC Aviation Ltd.	325,102	0.3

	South Africa: 3.3%
46,087	Absa Group Ltd.	497,583	0.5
9,628	African Rainbow Minerals Ltd.	133,366	0.1
10,071	Bid Corp. Ltd.	220,558	0.2
35,365	Exxaro Resources Ltd.	387,292	0.4
477,201	Growthpoint Properties Ltd.	349,229	0.3
35,114	Harmony Gold Mining Co., Ltd.	107,858	0.1
37,903	Impala Platinum Holdings Ltd.	353,896	0.3
13,954	MTN Group Ltd.	109,950	0.1
986	Naspers Ltd.	173,382	0.2
45,494	NEPI Rockcastle NV	272,538	0.2
27,256	Reinet Investments SCA	538,738	0.5
11,671	Sasol Ltd.	171,137	0.2
133,347	Sibanye Stillwater Ltd.	269,236	0.2
		3,584,763	3.3
	South Korea: 9.4%
2,458	BGF retail Co. Ltd.	336,190	0.3
19,289	Cheil Worldwide, Inc.	291,635	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
693	CJ CheilJedang Corp.	$168,161	0.1
5,774	CJ Corp.	379,069	0.3
7,304	DB Insurance Co. Ltd.	425,049	0.4
4,018	Doosan Bobcat, Inc.	115,028	0.1
2,334	E-Mart, Inc.	197,433	0.2
568	F&F Co. Ltd. / New	59,523	0.1
10,389	GS Holdings Corp.	319,309	0.3
20,926	Hana Financial Group, Inc.	717,705	0.7
1,673	Hanmi Pharm Co. Ltd.	327,383	0.3
6,491	HD Hyundai Co. Ltd.	291,520	0.3
2,655	Hyundai Glovis Co., Ltd.	317,969	0.3
2,467	Hyundai Mobis Co. Ltd.	396,259	0.4
5,174	Hyundai Motor Co.	688,623	0.6
17,394 (1)	Kangwon Land, Inc.	265,340	0.2
17,941	KB Financial Group, Inc.	694,839	0.6
12,300	Kia Corp.	699,011	0.6
669	LG Chem Ltd.	343,426	0.3
1,057	LG Innotek Co. Ltd.	220,866	0.2
20,788	LG Uplus Corp.	173,891	0.2
5,794	Lotte Shopping Co. Ltd.	380,815	0.3
899	Orion Corp./Republic of Korea	84,977	0.1
27,527	Pan Ocean Co. Ltd.	131,520	0.1
3,510	S-1 Corp.	149,645	0.1
2,143	Samsung Fire & Marine Insurance Co. Ltd.	347,565	0.3
1,619	Samsung SDI Co., Ltd.	850,584	0.8
18,042	Shinhan Financial Group Co., Ltd.	529,804	0.5
48,332	Woori Financial Group, Inc.	445,572	0.4
		10,348,711	9.4
	Taiwan: 14.7%
36,000	Accton Technology Corp.	329,696	0.3
79,000	ASE Technology Holding Co. Ltd.	272,035	0.2
11,000	Chailease Holding Co. Ltd.	80,627	0.1
64,000	Delta Electronics, Inc.	598,766	0.5
42,000	E Ink Holdings, Inc.	265,772	0.2
7,000	eMemory Technology, Inc.	420,694	0.4
47,200	Evergreen Marine Corp. Taiwan Ltd.	241,203	0.2
52,000	Far EasTone Telecommunications Co., Ltd.	117,335	0.1
25,000	Globalwafers Co. Ltd.	413,375	0.4
283,000	HON HAI Precision Industry Co., Ltd.	936,165	0.8
194,000	Inventec Co., Ltd.	168,530	0.2

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
202,000	Lite-On Technology Corp.	$459,657	0.4
36,000	MediaTek, Inc.	845,245	0.8
37,000	Nan Ya Printed Circuit Board Corp.	280,456	0.3
17,000	Novatek Microelectronics Corp., Ltd.	224,665	0.2
34,000	President Chain Store Corp.	297,083	0.3
51,000	Realtek Semiconductor Corp.	628,726	0.6
66,153	Shanghai Commercial & Savings Bank Ltd./The	102,693	0.1
433,962	Taiwan Semiconductor Manufacturing Co., Ltd.	7,179,422	6.5
89,000	Unimicron Technology Corp.	367,589	0.3
152,000	Uni-President Enterprises Corp.	335,549	0.3
515,000	United Microelectronics Corp.	838,783	0.8
11,000	Wiwynn Corp.	344,933	0.3
32,000	Yang Ming Marine Transport Corp.	67,353	0.1
99,000	Zhen Ding Technology Holding Ltd.	362,409	0.3
		16,178,761	14.7
	Thailand: 2.0%
340,000	Bangkok Dusit Medical Services PCL - Foreign	269,312	0.2
27,600	Bumrungrad Hospital PCL - Foreign	164,745	0.2
56,600	Electricity Generating PCL - Foreign	273,809	0.2
142,200	Intouch Holdings PCL - Foreign	284,605	0.3
478,000	Land & Houses PCL - Foreign	132,536	0.1
92,800	PTT Exploration & Production PCL - Foreign	392,771	0.4
280,200	PTT Global Chemical PCL	374,418	0.3
96,500	SCB X PCL	283,874	0.3
		2,176,070	2.0
	Turkey: 0.5%
23,003	BIM Birlesik Magazalar AS	165,905	0.2
87,456	KOC Holding AS	358,223	0.3
		524,128	0.5
	United Arab Emirates: 2.6%
160,762	Abu Dhabi Commercial Bank PJSC	366,516	0.3
162,470	Abu Dhabi Islamic Bank PJSC	461,531	0.4
312,549	Aldar Properties PJSC	399,411	0.4
289,698	Dubai Islamic Bank PJSC	452,486	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Arab Emirates (continued)
385,719	Emaar Properties PJSC	$587,451	0.6
146,582	Emirates NBD Bank PJSC	542,107	0.5
		2,809,502	2.6
	Total Common Stock
	(Cost $105,512,836)	101,931,001	92.8
EXCHANGE-TRADED FUNDS: 1.9%
56,458	iShares MSCI Emerging Markets ETF	2,158,389	1.9
	Total Exchange-Traded Funds
	(Cost $2,309,876)	2,158,389	1.9
PREFERRED STOCK: 4.1%
	Brazil: 1.6%
60,426	Braskem SA	235,451	0.2
168,186	Cia Energetica de Minas Gerais	336,986	0.3
10,464	Gerdau SA	57,142	0.1
221,072	Petroleo Brasileiro SA	1,079,296	1.0
		1,708,875	1.6
	Chile: 0.4%
4,754	Sociedad Quimica y Minera de Chile SA	424,986	0.4

	South Korea: 2.1%
58,490	Samsung Electronics Co., Ltd.	2,358,554	2.1
	Total Preferred Stock
	(Cost $4,244,122)	4,492,415	4.1
	Total Long-Term Investments
	(Cost $112,066,834)	108,581,805	98.8
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
1,296,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.470% (Cost $1,296,000)	1,296,000	1.2
	Total Short-Term Investments (Cost $1,296,000)	1,296,000	1.2
	Total Investments in Securities (Cost $113,362,834)	$109,877,805	100.0
	Liabilities in Excess of Other Assets	(30,334)	—
	Net Assets	$109,847,471	100.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Rate shown is the 7-day yield as of February 28, 2023.

Sector Diversification	Percentage of Net Assets
Information Technology	21.9%
Financials	20.7
Consumer Discretionary	12.6
Communication Services	8.2
Materials	6.8
Industrials	6.7
Consumer Staples	6.0
Energy	4.8
Health Care	4.2
Utilities	2.6
Real Estate	2.4
Exchange-Traded Funds	1.9
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	—
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of February 28, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2023
Asset Table
Investments, at fair value
Common Stock
Brazil	$3,560,266	$—	$—	$3,560,266
Chile	432,866	—	—	432,866
China	1,745,844	32,574,010	—	34,319,854
Colombia	95,580	—	—	95,580
Czech Republic	—	370,753	—	370,753
Egypt	188,336	—	—	188,336
Greece	—	1,200,355	—	1,200,355
India	—	14,280,845	—	14,280,845
Indonesia	—	683,534	—	683,534
Malaysia	—	1,447,746	—	1,447,746
Mexico	3,045,641	—	—	3,045,641
Peru	127,802	—	—	127,802
Philippines	—	1,241,526	—	1,241,526
Poland	—	790,394	—	790,394
Qatar	—	858,954	—	858,954
Russia	—	—	—	—
Saudi Arabia	—	3,339,512	—	3,339,512
Singapore	—	325,102	—	325,102
South Africa	1,629,183	1,955,580	—	3,584,763
South Korea	—	10,348,711	—	10,348,711
Taiwan	—	16,178,761	—	16,178,761
Thailand	—	2,176,070	—	2,176,070
Turkey	—	524,128	—	524,128
United Arab Emirates	—	2,809,502	—	2,809,502
Total Common Stock	10,825,518	91,105,483	—	101,931,001
See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at February 28, 2023
Exchange-Traded Funds	2,158,389	—	—	2,158,389
Preferred Stock	2,133,861	2,358,554	—	4,492,415
Short-Term Investments	1,296,000	—	—	1,296,000
Total Investments, at fair value	$16,413,768	$93,464,037	$—	$109,877,805
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(37,256)	$—	$(37,256)
Total Liabilities	$—	$(37,256)	$—	$(37,256)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At February 28, 2023, the following OTC written equity options were outstanding for Voya Emerging Markets High Dividend Equity Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares MSCI Emerging Markets ETF	Morgan Stanley & Co. International PLC	Call	03/03/23	USD 40.880	288,650	USD 11,035,090	$250,750	$(1)
iShares MSCI Emerging Markets ETF	BNP Paribas	Call	03/17/23	USD 39.680	287,298	USD 10,983,403	239,406	(37,255)
							$490,156	$(37,256)
Currency Abbreviations
USD  –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of February 28, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$37,256
Total Liability Derivatives		$37,256
See Accompanying Notes to Financial Statements

Voya Emerging Markets High Dividend	PORTFOLIO OF INVESTMENTS
Equity Fund	as of February 28, 2023 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$2,762,240
Total	$2,762,240
Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(120,650)
Total	$(120,650)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at February 28, 2023:
	BNP Paribas	Morgan Stanley & Co. International PLC	Totals
Liabilities:
Written options	$37,255	$1	$37,256
Total Liabilities	$37,255	$1	$37,256
Net OTC derivative instruments by counterparty, at fair value	$(37,255)	$(1)	$(37,256)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)(2)	$(37,255)	$(1)	$(37,256)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At February 28, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $113,858,597.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,960,872
Gross Unrealized Depreciation	(16,927,514)
Net Unrealized Depreciation	$(3,966,642)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended December 31, 2022 were as follows:
Fund Name	Type	Per Share Amount
Voya Emerging Markets High Dividend Equity Fund	NII	$0.1763
	ROC	$0.5437

NII – Net investment income
ROC – Return of capital
For the tax year ended December 31, 2022, 71.47% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the tax year ended December 31, 2022:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$825,912	$0.0447	100.00%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect three members of the Board of Trustees to represent the interests of the holders of the Fund, with these individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Emerging Markets High Dividend Equity Fund was held virtually on July 19, 2022.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class II Trustees	Voya Emerging Markets High Dividend Equity Fund
	John V. Boyer	1*	13,225,083.26	2,982,044.00	0.000	0.000	16,207,127.26
	Patricia W. Chadwick	1*	13,218,018.26	2,989,109.00	0.000	0.000	16,207,127.26
	Sheryl K. Pressler	1*	13,216,951.26	2,990,176.00	0.000	0.000	16,207,127.26

*
Proposal Passed

After the July 19, 2022 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Christopher P. Sullivan.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020 – Present August 2010 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	RSR Partners, Inc, (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	August 2010 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	August 2010 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 73	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	August 2010 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as March 31, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age:50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019)
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 65	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, New York 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	July 2010 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 –Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	July 2010 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present)..
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018)

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2023 – Present). Formerly, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	July 2010 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018)..
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	July 2010 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Freddee McGough 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Assistant Vice President	November 2019 – Present	Assistant Vice President, Voya Investment Management (September 2001 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Trustees (“Board”) of Voya Emerging Markets High Dividend Equity Fund (the “Fund”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12 – 13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of registered fund data (“Morningstar”)) ; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser. The Board also noted that the Manager actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Fund pays.
Further, the Board considered periodic compliance reports it receives from the Fund’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Fund’s prospectus, as well as the hypothetical model performance of the Fund’s options overlay strategy applied to the Fund’s primary benchmark during different market conditions. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Fund’s Chief Investment Risk Officer.
The Board also recognized the limitations inherent in comparing the Fund’s performance to a benchmark index due to the Fund’s pursuit of an investment strategy that is not tied directly to an index. The Board also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance).
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a registered fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks. The Board also considered that, in comparison to certain other products managed by the Manager, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Fund, including those associated with less liquid holdings.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12 – 13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to the hypothetical model performance of the Fund’s options overlay strategy applied ot the Fund’s primary benchmark during different market conditions and to the Fund’s Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12 – 13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding the Fund’s more recent performance and asset levels. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for the Fund, the Board was provided with information showing that the Fund seeks to construct a diversified portfolio with an options overlay that is intended to enhance returns over a full market cycle, but may lag the broader markets during upswings, and reviewed the difference between the Fund’s performance and the hypothetical model performance of the Fund’s options overlay strategy applied to the Fund’s primary benchmark during different market conditions. The Board also considered that, based on performance data for the periods ended March 31, 2022: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, and the fifth quintile for the one-year, three-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Fund’s performance; (2) the competitiveness of the Fund’s performance during certain periods; (3) the change in the Sub-Adviser managing the Fund in 2019; and (4) that the three-year, five-year and ten-year periods are not fully attributable to the current Sub-Adviser.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2023.

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited)

Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forward foreign currency exchange contracts, and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) has implemented similar requirements, which affects the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Fund’s ability to execute its investment strategy may be limited.
Foreign Investments/Developing and Emerging Markets: To the extent the Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

United States or other governments and supranational organizations, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting, auditing and financial reporting standards and practices; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In addition, foreign withholding or other taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets generally. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In March 2017, the United Kingdom (“UK”) formally notified the European Council of its intention to leave the EU and on January 31, 2020 withdrew from the EU (commonly known as “Brexit”). On December 30, 2020, the UK voted in favor of the UK-EU Trade and Cooperation Agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for a Fund.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Manager: The Fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories — large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Operational: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses or impairing the Fund’s operations. Information relating to the Fund’s investments has been and will in the future be delivered electronically. There are risks associated with electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in

ADDITIONAL INFORMATION — PRINCIPAL RISKS (Unaudited) (continued)

the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Other investment companies include Holding Company Depositary Receipts (“HOLDRs”). Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

ADDITIONAL INFORMATION (Unaudited)

The following information is a summary of certain changes since February 28, 2023. The information may not reflect all of the changes that have occurred since you purchased the Fund. During the period, there were no material changes in the Fund’s investment objective or fundamental policies. There also have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the

ADDITIONAL INFORMATION (Unaudited) (continued)

close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2023 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 20, 2023	April 3, 2023	April 4, 2023	April 17, 2023
June 15, 2023	July 3, 2023	July 5, 2023	July 17, 2023
September 15, 2023	October 2, 2023	October 3, 2023	October 16, 2023
December 15, 2023	December 28, 2023	December 29, 2023	January 16, 2024
Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IHD).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of February 28, 2023 was 8, which does not include approximately 7,245 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 12, 2022 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Form N-CSR, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
164423      (0223-041923)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended February 28, 2023 and February 28, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $26,770 for the year ended February 28, 2023 and $23,900 for the year ended February 28, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended February 28, 2023 and $0 for the year ended February 28, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $41,964 for the year ended February 28, 2023 and $34,139 for the year ended February 28, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended February 28, 2023 and $0 for the year ended February 28, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended, February 28, 2023 and February 28, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Emerging Markets High Dividend Equity Fund	$41,964	$34,139
Voya Investments, LLC (1)	$10,659,560	$12,007,569

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

a.	The registrant has a separately-designated standing audit committee. The members are Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer.

b.	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING Policy

VOYA FUNDS

VOYA iNVESTMENTS, LLC

Date Last Revised: March 16, 2023

Introduction

This document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya Investments, LLC (“Adviser”) shall follow when voting proxies on behalf of the Voya funds for which it serves as investment adviser (each a “Fund” and collectively, the “Funds”). The Funds’ Boards of Directors/Trustees (“Board”) have approved the Proxy Voting Policy.

The Board may determine to delegate proxy voting to a sub-adviser of one or more Funds (rather than to the Adviser) in which case the sub-adviser’s proxy policies and procedures for implementation on behalf of such Fund (a “Sub-Adviser-Voted Fund”) shall be subject to Board approval. Sub-Adviser-Voted Funds are not covered under the Proxy Voting Policy except as described in the Reporting and Record Retention section below relating to vote reporting requirements. Sub-Adviser-Voted Funds are governed by the applicable sub-adviser’s respective proxy policies provided that the Board has approved such policies.

The Proxy Voting Policy incorporates principles and guidance set forth in relevant pronouncements of the U.S. Securities and Exchange Commission (“SEC”) and its staff regarding the Adviser’s fiduciary duty to ensure that proxies are voted in a timely manner and that voting decisions are always in the Funds’ best interest.

Pursuant to the Policy, the Adviser’s Active Ownership team (“AO Team”) is delegated the responsibility to vote the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ behalf.

The engagement of a Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) shall be subject to the Board’s initial approval and annual Board review and approval thereafter. The AO Team is responsible for Proxy Advisory Firm oversight and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

The Board’s Compliance Committee (“Compliance Committee”) shall review the Proxy Voting Policy not less than annually and these documents shall be updated as appropriate. No material changes to the Proxy Voting Policy shall become effective without Board approval. The Compliance Committee may approve non-material amendments for immediate implementation subject to full Board ratification at its next regularly scheduled meeting.

Adviser’s Roles and Responsibilities

Active Ownership Team

The AO Team shall direct the Proxy Advisory Firm to vote proxies on the Funds’ and Adviser’s behalf in connection with annual and special shareholder meetings (except those regarding bankruptcy matters and/or related plans of reorganization).

The AO Team is responsible for overseeing the Proxy Advisory Firm and voting the Funds’ proxies in accordance with the Proxy Voting Policy on the Funds’ and the Adviser’s behalf.

The AO Team is authorized to direct the Proxy Advisory Firm to vote Fund proxies in accordance with the Proxy Voting Policy. Responsibilities assigned to the AO Team or activities in support thereof may be performed by such members of the Proxy Committee (as defined in the Proxy Committee section below) or employees of the Adviser’s affiliates as the Proxy Committee deems appropriate.

The AO Team is also responsible for identifying potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Adviser, the Funds’ principal underwriters, or an affiliated person of the Funds. The AO Team shall identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; analyses of Voya’s clients, distributors, broker-dealers, and vendors; and information derived from other sources including but not limited to public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is required to coordinate with the Funds’ custodians to ensure that those firms process all proxy materials they receive relating to portfolio securities in a timely manner. To the extent applicable the Proxy Advisory Firm is required to provide research, analysis, and vote recommendations under its Proxy Voting guidelines. The Proxy Advisory Firm is required to produce custom vote recommendations in accordance with the Guidelines and their vote recommendations.

Proxy Committee

The Proxy Committee shall ensure that the Funds vote proxies consistent with the Proxy Voting Policy. The Proxy Committee accordingly reviews and evaluates this Policy, oversees the development and implementation thereof, and resolves ad hoc issues that may arise from time to time. The Proxy Committee is comprised of senior leaders of Voya Investment Management, including fundamental research, ESG research, active ownership, compliance, legal, finance, and operations of the Adviser. The Proxy Committee membership may be amended at the Adviser’s discretion from time to time. The Board will be informed of any membership changes quarterly at the next regularly scheduled meeting.

Investment Professionals

The Funds’ sub-advisers and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”. Investment Professionals are encouraged to submit recommendations to the AO Team regarding any proxy voting-related proposals relating to the portfolio securities over which they have daily portfolio management responsibility including proxy contests, proposals relating to issuers with dual class shares with superior voting rights, and/or mergers and acquisitions.

PROXY VOTING PROCEDURES

Vote Classification

Within-Guidelines Votes: Votes in Accordance with these Guidelines

A vote cast in accordance with these Guidelines is considered Within-Guidelines.

Out-of-Guidelines Votes: Votes Contrary to these Guidelines

A vote that is contrary to these Guidelines may be cast when the AO team and/or Proxy Committee determine that application of these Guidelines is inappropriate under the circumstances. A vote is considered contrary to these Guidelines when such vote contradicts the approach outlined in the Policy.

A vote would not be considered contrary to these Guidelines for cases in which these Guidelines stipulate a Case-by-Case consideration or an Investment Professional provides a written rationale for such vote.

Matters Requiring Case-by-Case Consideration

The Proxy Advisory Firm shall refer proxy proposals to the AO Team for consideration when the Procedures and Guidelines indicate a “Case-by-Case” consideration. Additionally, the Proxy Advisory Firm shall refer a proxy proposal under circumstances in which the application of the Procedures and Guidelines is uncertain, appears to involve unusual or controversial issues, or is silent regarding the proposal.

Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The AO Team shall review matters requiring Case-by-Case consideration to determine whether such proposals require an Investment Professional and/or Proxy Committee input and a vote determination.

Non-Votes: Votes in which No Action is Taken

The AO Team shall make reasonable efforts to secure and vote all Fund proxies. Nevertheless a Fund may refrain from voting under certain circumstances including, but not limited to:

●	The economic effect on shareholder interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with fractional shares), securities no longer held in a Fund, or a proxy is being considered for a Fund no longer in existence.
●	The cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share-blocking practices may impose trading restrictions on the relevant portfolio security).

Conflicts of Interest

The Adviser shall act in the Funds’ best interests and strive to avoid conflicts of interest.

Conflicts of interest may arise in situations in which, but not limited to:

●	The issuer is a vendor whose products or services are material to the Funds, the Adviser, or their affiliates;
●	The issuer is an entity participating to a material extent in the Funds’ distribution;
●	The issuer is a significant executing broker-dealer for the Funds and/or the Adviser;
●	Any individual who participates in the voting process for the Funds, including:
○	Investment Professionals;
○	Members of the Proxy Committee;
○	Employees of the Adviser;
○	Board Directors/Trustees; and
○	Individuals who serve as a director or officer of the issuer.
●	The issuer is Voya Financial.

Investment Professionals, the Proxy Advisory Firm, the Proxy Committee, and the AO Team shall disclose any potential conflicts of interest and/or confirm they do not have conflicts of interest relating to their participation in the voting process for portfolio securities.

The AO Team shall call a meeting of the Proxy Committee if a potential conflict exists and a member (or members) of the AO Team wishes to vote contrary to these Guidelines or an Investment Professional provides input regarding a meeting and has confirmed a conflict exists with regard thereto. The Proxy Committee shall then consider the matter and vote on a best course of action.

The AO Team shall use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. If the Proxy Committee cannot meet its quorum requirements by the voting deadline it shall execute the vote in accordance with these Guidelines.

The Adviser shall maintain records regarding any determinations to vote contrary to these Guidelines including those in which a potential Voya Investment Management Conflict exists. Such records shall include the rationale for the contrary vote.

Potential Conflicts with a Proxy Issuer

The AO Team shall identify potential conflicts with proxy issuers. In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, Proxy Committee members shall disclose to the AO Team any potential conflicts of interests with an issuer prior to discussing the Proxy Advisory Firm’s recommendation.

Proxy Committee members shall advise the AO Team in the event they believe a potential or perceived conflict of interest exists that may preclude them from making a vote determination in the Funds’ best interests. The Proxy Committee member may elect recusal from considering the relevant proxy. Proxy Committee members shall complete a Conflict of Interest Report when they verbally disclose a potential conflict of interest.

Investment Professionals shall also confirm that they do not have any potential conflicts of interest when submitting vote recommendations to the AO Team.

The AO Team gathers and analyzes the information provided by the:

●	Proxy Advisory Firm;
●	Adviser;
●	Funds’ principal underwriters;
●	Fund affiliates;
●	Proxy Committee members;
●	Investment Professionals; and
●	Fund Directors and Officers.

Assessment of the Proxy Advisory Firm

On the Board’s and Adviser’s behalf the AO Team shall assess whether the Proxy Advisory Firm:

●	Is independent from the Adviser;
●	Has resources that indicate it can competently provide analysis of proxy issues;
●	Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners; and
●	Has adequate compliance policies and procedures to:
○	Ensure that its proxy voting recommendations are based on current and accurate information; and
○	Identify and address conflicts of interest.

The AO Team shall utilize and the Proxy Advisory Firm shall comply with such methods for completing the assessment as the AO Team may deem reasonably appropriate. The Proxy Advisory Firm shall also promptly notify the AO Team in writing of any material changes to information it previously provided to the AO Team in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are funds-of-funds1 (each a “Fund-of-Funds” and collectively, “Funds-of-Funds”) shall “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Funds indicated on Voya’s website (www.voyainvestments.com). Meaning that if the Fund-of-Funds must vote on a proposal with respect to an underlying investment issuer the Fund-of-Funds shall vote its interest in that underlying fund in the same proportion as all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds shall vote as follows:

●	If the Fund-of-Funds and the underlying fund are solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds shall vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.
●	If the Fund-of-Funds is solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Adviser shall determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund2 (e.g., any Voya fund), while not a Fund-of-Funds shall have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds. Accordingly:

●	Each Investing Fund shall “echo” vote its interests in an underlying fund if the underlying fund has shareholders other than the Investing Fund;
●	In the event an underlying fund has no other shareholders and the Investing Fund and the underlying fund are solicited to vote on the same proposal, the Investing Fund shall vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
●	In the event an underlying fund has no other shareholders, and no corresponding proposal exists at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders. Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund shall request instructions from its own shareholders as to how it should vote its interest in an underlying master fund either directly or in the case of an insurance-dedicated Fund through an insurance product or retirement plan.

1 Invest in underlying funds beyond 12d-1 limits.

2 Invest in underlying funds but not beyond 12d-1 limits.

When a Fund is a feeder in a master-feeder structure, proxies for the master fund’s portfolio securities shall be voted pursuant to the master fund’s proxy voting policies and procedures. As such, Feeder Funds shall not be subject to the Procedures and Guidelines except as described in the Reporting and Record Retention section below.

Securities Lending

Many of the Funds participate in securities lending arrangements that generate additional revenue for the Fund. Accordingly, the Fund is unable to vote securities that are on loan under these arrangements. However, under certain circumstances, for voting issues that may have a significant impact on the investment, members of the Proxy Committee or AO Team may request that the Fund’s securities lending agent recall securities on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund as well as the administrative burden of retrieving the securities.

Investment Professionals may also deem a vote to be “material” in the context of the portfolio(s) they manage. They may therefore request that the Proxy Committee review lending activity on behalf of their portfolio(s) with respect to the relevant security and consider recalling and/or restricting the security. The Proxy Committee shall give primary consideration to relevant Investment Professional input in its determination as to whether a given proxy vote is material and if the associated security should accordingly be restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting at that meeting. In order to recall or restrict shares on a timely basis for material voting purposes the AO Team shall use best efforts to consider and, when appropriate, act upon such requests on a timely basis. Any relevant Investment Professional may submit a request to review lending activity in connection with a potentially material vote for the Proxy Committee’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Adviser-Voted Fund shall post on the Voya Funds’ website its proxy voting record or a link to the prior one-year period ended June 30. The proxy voting record for each Fund and each Sub-Adviser-Voted Fund shall also be available on Form N-PX in the SEC’s EDGAR database on its website. For any Fund that is a feeder within a master-feeder structure, no proxy voting record related to the portfolio securities owned by the master fund shall be posted on the Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database shall be included in the Fund’s Form N-PX and posted on the Funds’ website. If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above shall be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each quarterly Compliance Committee meeting the AO Team shall provide to the Compliance Committee a report outlining each proxy proposal, or a summary of such proposals, that was:

1.	Voted Out-of-Guidelines; and/or
2.	When the Proxy Committee did not agree with an Investment Professional’s recommendation, as assessed when the Investment Professional raises a potential conflict of interest.

The report shall include the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation as applicable, and the reasons for voting or recommending an Out-of-Guidelines Vote or in the case of (2) above a vote which differed from that recommended by the Investment Professional.

Reporting by the AO Team on behalf of the Adviser

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

●	A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm;

●	A record of each vote cast on behalf of a Fund;
●	A copy of any Adviser-created document that was material to making a proxy vote decision or that memorializes the basis for that decision;
●	A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund;
●	A record of all recommendations from Investment Professionals to vote contrary to these Guidelines;
●	All proxy questions/recommendations that have been referred to the Compliance Committee; and
●	All applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation shall be retained for a minimum of six years.

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm shall retain a record of all proxy votes handled by the Proxy Advisory Firm. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. Additionally, the Proxy Advisory Firm shall be responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

PROXY VOTING GUIDELINES

Introduction

Proxies shall be voted in the Funds’ best interests. These Guidelines summarize the Funds’ positions regarding certain matters of importance to shareholders and provide an indication as to how the Funds’ ballots shall be voted for certain types of proposals. These Guidelines are not exhaustive and do not provide guidance on all potential voting matters. Proposals may be addressed on a CASE-BY-CASE basis rather than according to these Guidelines when assessing the merits of available rationale and disclosure.

These Guidelines apply to securities of publicly traded issuers and to those of privately held issuers if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered on a CASE-BY-CASE basis.

Investment Professionals are encouraged to submit recommendations to the AO Team regarding proxy voting matters relating to the portfolio securities over which they have daily portfolio management responsibility. Investment Professionals may submit recommendations in connection with any proposal and they are likely to receive requests for recommendations relating to proxies for private equity or fixed income securities and/or proposals relating to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported where implementation would contravene such requirements.

General Policies

The Funds generally support the recommendation of an issuer’s management when the Proxy Advisory Firm’s recommendation also aligns with such recommendation and to vote in accordance with the Proxy Advisory Firm’s recommendation when management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is utilized.

The rationale and vote recommendation from Investment Professionals shall receive primary consideration with respect to CASE-BY-CASE proposals considered on the relevant Fund’s behalf.

The Fund’s policy is to not support proposals that would negatively impact the existing rights of the Funds’ beneficial owners. Shareholder proposals shall not be supported if they impose excessive costs and/or are overly restrictive or prescriptive. Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

In the event competing shareholder and board proposals appear on the same agenda at uncontested proxies, the shareholder proposal shall not be supported and the management proposal shall be supported when the management proposal meets the factors for support under the relevant topic/policy (e.g., Allocation of Income and Dividends); the competing proposals shall otherwise be considered on a CASE-BY-CASE basis.

International Policies

Companies incorporated outside the U.S. are subject to the following U.S. policies if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable, certain U.S. policies may also be applied to issuers incorporated outside the U.S. (e.g., issuers with a significant base of U.S. operations and employees).

However, given the differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets, the Funds shall:

●	Vote AGAINST international proposals when the Proxy Advisory Firm recommends voting AGAINST such proposal due to inadequate relevant disclosure by the issuer or time provided for consideration of such disclosure;
●	Consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis when the Proxy Advisory Firm recommends support when:
●	The issuer or market transitions to better practices (e.g., committing to new regulations or governance codes);
●	The market standard is stricter than the Fund’s Guidelines; and/or
●	It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these Guidelines may be overridden in any case as provided for in the Procedures. Similarly, the Procedures outline the proposals with Guidelines that prescribe a firm voting position that may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate, in such circumstances the AO Team may deem it appropriate to seek input from the relevant Investment Professional(s).

Proxy Contests:

Votes in contested elections on shall be considered on a CASE-BY-CASE basis with primary consideration given to input from the relevant Investment Professional(s).

Uncontested Proxies:

1-	The Board of Directors

Overview

The Funds may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns fault or assigns an association.

The Funds shall withhold support from director(s) deemed responsible in cases in which the Funds’ disagreement is assigned to the board of directors. Responsibility may be attributed to the entire board, a committee, or an individual, and the Funds shall apply a vote accountability guideline (“Vote Accountability Guideline”) specific to the concerns under review. For example:

●	Relevant committee chair;
●	Relevant committee member(s); and/or
●	Board chair.

If any director to whom responsibility has been attributed is not standing for election (e.g., the board is classified) support shall typically not be withheld from other directors in their stead. Additionally, the Funds shall typically vote FOR a director in connection with issues the Proxy Advisory Firm raises if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns the Proxy Advisory Firm cited.

The Funds shall vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the individual when a director holds one seat as an individual plus an additional seat as a representative of a legal entity.

Bundled Director Slates

The Funds shall WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with market best practice and/or regulation, irrespective of complying with independence requirements, such as:

●	Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);
●	In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or
●	Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

For issuers with multiple slates in Italy, the Funds shall follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

Independence

Director and Board/Committee Independence

The Funds expect boards and key committees to have an appropriate level of independence and shall accordingly consider the Proxy Advisory Firm’s standards to determine that adequate level of independence. A director would be deemed non-independent if the individual had/has a relationship with the issuer that could potentially influence the individual’s objectivity causing the inability to satisfy fiduciary standards on behalf of shareholders. Audit, compensation/remuneration, and nominating and/or governance committees are considered key committees and should be 100% independent. The Funds shall consider the Proxy Advisory Firm’s standards and generally accepted best practice (collectively “Independence Expectations”) with respect to determining director independence and Board/Committee independence levels. Note: Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations relating to board independence.

The Funds shall consider non-independent directors standing for election on a Case-by-Case basis when the full board or committee does not meet Independence Expectations. Additionally, the Funds shall:

●	WITHHOLD support from the non-independent nominating committee chair or non-independent board chair, and if necessary, fewest non-independent directors, including the Founder, Chair, or Chief Executive Officer (“CEO”) if their removal would achieve the independence requirements across the remaining board or key committee, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated, or the number required to achieve the independence requirements is equal to or greater than the number of non-independent directors standing for election;

●	WITHHOLD support from the nominating committee chair or board chair if the board chair is non-independent and the board does not have a lead independent director;

●	WITHHOLD support from slates of directors if the board’s independence cannot be ascertained due to inadequate disclosure or when the board’s independence does not meet Independence Expectations;

●	WITHHOLD support from key committee slates if they contain non-independent directors; and/or

●	WITHHOLD support from non-independent nominating committee chair, board chair, and/or directors if the full board serves or appears to serve as a key committee, the board has not established a key committee, or the board and/or a key committee(s) does not meet Independence Expectations.

Self-Nominated/Shareholder-Nominated Director Candidates

The Funds shall consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis and shall WITHHOLD support from the candidate when:

●	Adequate disclosure has not been provided (e.g., rationale for candidacy and candidate’s qualifications relative to the issuer);
●	The candidate’s agenda is not in line with the long-term best interests of the issuer; or
●	Multiple self-nominated candidates are considered to constitute a proxy contest if similar issues are raised (e.g., potential change in control).

Management Proposals Seeking Non-Board Member Service on Key Committees

The Funds shall vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), nominating, and/or governance committee, provided that bundled slates may be supported if no slate nominee serves on relevant committee(s) except in cases in which best market practice otherwise dictates.

The Funds shall consider other concerns regarding committee members on a CASE-BY-CASE basis.

Board Member Roles and Responsibilities

Attendance

The Funds shall WITHHOLD support from a director who, during both of the most recent two years, has served on the board during the two-year period but attended less than 75 percent of the board and committee meetings with no valid reason for the absences or if their two-year attendance record cannot be ascertained from available disclosure (e.g., the issuer did not disclose which director(s) attended less than 75 percent of the board and committee meetings during the director’s period of service without valid reasons for their absences).

The Funds shall WITHHOLD support from nominating committee members according to the Vote Accountability Guideline if a director has three or more years of poor attendance without a valid reason for their absences.

The Funds shall apply a two-year attendance policy relating to statutory auditors at Japanese issuer meetings.

Over-boarding

The Funds shall vote AGAINST directors who serve on:

●	More than two public issuer boards and are named executive officers at any public issuer, and shall WITHHOLD support only at their outside board(s);
●	Six or more public issuer boards; or
●	Four or more public issuer boards and is Board Chair at two or more public issuers and shall WITHHOLD support on boards for which such director does not serve as chair.

The Funds shall vote AGAINST shareholder proposals limiting the number of public issuer boards on which a director may serve.

Combined Chair / CEO Role

The Funds shall vote FOR directors without regard to recommendations that the position of chair should be separate from that of CEO or should otherwise require independence unless other concerns requiring Case-by-Case consideration arise (e.g., a former CEO proposed as board chair).

The Funds shall consider shareholder proposals that require that the positions of chair and CEO be held separately on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets

When cumulative or net voting applies, the Funds shall follow the Proxy Advisory Firm’s recommendation to vote FOR nominees, such as when the issuer assesses that such nominees are independent, irrespective of key committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Board Diversity

United States:

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline if no women are on the issuer’s board. The Funds shall consider directors on a CASE-BY-CASE basis if gender diversity existed prior to the most recent annual meeting.

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the board has no apparent racially or ethnically diverse members. The Funds shall consider directors on a CASE-BY-CASE basis if racial and/or ethnic diversity existed prior to the most recent annual meeting.

Diversity (Shareholder Proposals):

The Funds shall generally vote FOR shareholder proposals that request the issuer to improve/promote gender and/or racial/ethnic diversity and/or gender and/or racial/ethnic diversity-related disclosure.

International:

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when no women are on the issuer’s board or if its board’s gender diversity level does not meet a higher standard established by the relevant country’s corporate governance code and generally accepted best practice.

The Funds shall vote AGAINST directors according to the Vote Accountability Guideline when the relevant country’s corporate governance code contains a minimally acceptable threshold for racial/ethnic diversity and the board does not appear to meet this expectation.

Return on Equity

The Funds shall vote FOR the most senior executive at an issuer in Japan if the only reason the Proxy Advisory Firm withholds its recommendation results from the issuer underperforming in terms of capital efficiency or issuer performance (e.g., net losses or low return on equity (ROE)).

Compensation Practices

The Funds may WITHHOLD support from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the issuer and its shareholders.

“Say on Pay” Responsiveness. The Funds shall consider compensation committee members on a CASE-BY-CASE basis for failure to sufficiently address compensation concerns prompting significant opposition to the most recent advisory vote on executive officers’ compensation, “Say on Pay”, or continuing to maintain problematic pay practices, considering such factors as the level of shareholder opposition, subsequent actions taken by the compensation committee, and level of responsiveness disclosure, among others.

“Say on Pay Frequency”. The Funds shall WITHHOLD support according to the Vote Accountability Guideline if the Proxy Advisory Firm opposes directors due to the issuer’s failure to include a “Say on Pay” proposal and/or a “Say on Pay Frequency” proposal when required pursuant to SEC or market regulatory provisions; or implemented a “Say on Pay Frequency” schedule that is less frequent than the frequency most recently preferred by not less than a plurality of shareholders; or is an externally-managed issuer (EMI) or externally-managed REIT (EMR) and has failed to include a “Say on Pay” proposal or adequate disclosure of the compensation structure.

Commitments. The Funds shall vote FOR compensation committee members receiving an adverse recommendation from the Proxy Advisory Firm due to problematic pay practices or thresholds (e.g., burn rate) if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis. However, the Funds shall consider such proposal on a CASE-BY-CASE basis if the issuer does not rectify the practice prior to the issuer’s next annual general meeting.

For markets in which the issuer has not followed market practice by submitting a resolution on executive remuneration/compensation, the Funds shall consider remuneration/compensation committee members on a CASE-BY-CASE basis.

Accounting Practices

The Funds shall consider audit committee members, the issuer’s CEO or Chief Financial Officer (“CFO”) when nominated as directors, or the board chair or lead director on a CASE-BY-CASE basis if poor accounting practice concerns are raised, considering, but not limited to, the following factors:

●	Audit committee failed to remediate known ongoing material weaknesses in the issuer’s internal controls for more than one year;
●	Issuer has not yet had a full year to remediate the concerns since the time such issues were identified; and/or
●	Issuer has taken adequate steps to remediate the concerns cited that would typically include removing or replacing the responsible executives and the concerning issues do not recur.

The Funds shall vote FOR audit committee members, or the issuer’s CEO or CFO when nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function during the majority of the time period relevant to the concerns cited.

The Funds shall WITHHOLD support on audit committee members according to the Vote Accountability Guideline if the issuer has failed to disclose audit fees and has not provided an auditor ratification or remuneration proposal for shareholder vote.

Problematic Actions

The Funds shall consider directors on a CASE-BY-CASE basis when the Proxy Advisory Firm cites them for problematic actions including a lack of due diligence in relation to a major transaction (e.g., a merger or an acquisition), material failures, inadequate oversight, scandals, malfeasance, or negligent internal controls at the issuer or that of an affiliate, factoring in the merits of the director’s performance, rationale, and disclosure when:

●	Culpability can be attributed to the director (e.g., director manages or is responsible for the relevant function); or
●	The director has been directly implicated resulting in arrest, criminal charge, or regulatory sanction.

The Funds shall consider members of the nominating committee on a CASE-BY-CASE basis when an issuer nominates a director who is subject to any of the above concerns to serve on its board.

The Funds shall vote AGAINST applicable directors due to share pledging concerns factoring in the pledged amount, unwinding time, and any historical concerns raised. Responsibility shall be assigned to the pledgor, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the issuer.

The Funds shall WITHHOLD support from (a) all members of the governance committee or nominating committee if a formal governance committee has not been established, and (b) directors holding shares with superior voting rights if the issuer is controlled by means of a dual class share with superior/exclusive voting rights and does not have a reasonable sunset provision (e.g., fewer than five (5) years).

The Funds shall WITHHOLD support from incumbent directors (tenure of more than one year) if (a) no governance or nominating committee directors are under consideration or the issuer does not have governance or nominating committees, and (b) no director holding the shares with superior voting rights is under consideration; otherwise, the Funds shall consider all directors on a CASE-BY-CASE basis. Investment Professionals who have daily portfolio management responsibility for such issuers may be required to submit a recommendation to the AO Team.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline when the Proxy Advisory Firm recommends withholding support due to the board (a) unilaterally adopting by-law amendments that have a negative impact on existing shareholder rights or function as a diminution of shareholder rights and which are not specifically addressed under these Guidelines, or (b) failing to remove or subject to a reasonable sunset provision in its by-laws.

Anti-Takeover Measures

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer implements excessive anti-takeover measures.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if the issuer fails to remove restrictive “poison pill” features, ensure a “poison pill” expiration, or submits the “poison pill” in a timely manner to shareholders for vote unless an issuer has implemented a policy that should reasonably prevent abusive use of its “poison pill”.

Board Responsiveness

The Funds shall vote FOR directors if the majority-supported shareholder proposal has been reasonably addressed.

○	Proposals seeking shareholder ratification of a “poison pill” provision may be deemed reasonably addressed if the issuer has implemented a policy that should reasonably prevent abusive use of the “poison pill”.

The Funds shall WITHHOLD support from directors according to the Vote Accountability Guideline if a shareholder proposal received majority support and the board has not disclosed a credible rationale for not implementing the proposal.

The Funds shall WITHHOLD support on a director if the board has not acted upon the director who did not receive shareholder support representing a majority of the votes cast at the previous annual meeting; and shall consider such directors on a CASE-BY-CASE basis if the issuer has a controlling shareholder(s).

The Funds shall vote FOR directors in cases in which an issue relevant to the majority negative vote has been adequately addressed or cured and which may include sufficient disclosure of the board’s rationale.

Board–Related Proposals

Classified/Declassified Board Structure

The Funds shall vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).

The Funds shall vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

The Funds shall vote FOR management proposals to adopt or amend board structures unless the resulting change(s) would mean the board would not meet Independence Expectations.

For issuers in Japan, the Funds shall vote FOR proposals seeking a board structure that would provide greater independent oversight.

Board Size

The Funds shall vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations; however, the Funds shall vote AGAINST a proposal if the issuer seeks to remove shareholder approval rights or the board fails to meet market independence requirements.

Director and Officer Indemnification and Liability Protection

The Funds shall consider proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis using Delaware law as the standard.

The Funds shall vote against proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating their collective duty of care.

The Funds shall vote against indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation such as negligence.

Director and Officer Indemnification and Liability Protection

The Funds shall vote in accordance with the Proxy Advisory Firm’s standards (e.g., overly broad provisions).

Discharge of Management/Supervisory Board Members

The Funds shall vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled) unless concerns surface relating to the past actions of the issuer’s auditors or directors, or legal or other shareholders take regulatory action against the board.

The Funds shall vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of the issuer’s or its board’s broader practices.

Establish Board Committee

The Funds shall vote FOR shareholder proposals that seek creation of a key board committee.

The Funds shall vote AGAINST shareholder proposals requesting creation of additional board committees or offices except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

The Funds shall vote AGAINST proposals that allow removal of directors only for cause.

The Funds shall vote FOR proposals to restore shareholder ability to remove directors with or without cause.

The Funds shall vote AGAINST proposals that allow only continuing directors to elect replacement directors to fill board vacancies.

The Funds shall vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

The Funds shall vote AGAINST such shareholder stock ownership requirement proposals.

Term Limits / Retirement Age

The Funds shall vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards.

2-	Compensation

Frequency of Advisory Votes on Executive Compensation

The Funds shall vote FOR proposals seeking an annual “Say on Pay”, and AGAINST those seeking less frequent “Say on Pay”.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

The Funds shall vote FOR if it is an ANNUAL vote unless the issuer already provides an annual shareholder vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports or Committee Members in Absence of Such Proposals

The Funds shall vote FOR management proposals seeking ratification of the issuer’s executive compensation structure unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative Proxy Advisory Firm recommendation.

Listed below are examples of compensation practices and provisions and respective consideration and treatment under these Guidelines that factor in whether the issuer has provided reasonable rationale/disclosure for such factors or the proposal in its entirety.

The Funds shall consider on a CASE-BY-CASE basis:

●	Short-Term Investment Plans for which the board has exercised discretion to exclude extraordinary items;
●	Retesting in connection with achievement of performance hurdles;
●	Long-Term Incentive Plans for which executives already hold significant equity positions;
●	Long-Term Incentive Plans for which the vesting or performance period is too short or stringency of performance criteria is called into question;
●	Pay Practices (or combination of practices) that appear to have created a misalignment between executive(s) compensation pay and performance regarding shareholder value;
●	Long-Term Incentive Plans that lack an appropriate equity component (e.g., “cash-based only”); and/or
●	Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

The Funds shall vote AGAINST:

●	Provisions that permit or give the Board sole discretion for repricing, replacement, buy back, exchange, or any other form of alternative options. (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.);
●	Single Trigger Severance provisions that do not require an actual change in control to be triggered;
●	Plans that allow named executive officers to have material input into setting their own compensation;
●	Short-Term Incentive Plans in which treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains);
●	Long-Term Incentive Plans in which performance measures hurdles/measures are set based on a backward-looking performance period;
●	Company plans in international markets that provide for contract or notice periods or severance/termination payments that exceed market practices (e.g., relative to multiple of annual compensation); and/or
●	Compensation structures at externally managed issuers (EMI) or externally managed REITs (EMR) that lack adequate disclosure based on the Proxy Advisory Firm’s assessment.

Golden Parachutes

The Funds shall vote to ABSTAIN regarding “golden parachutes” if it is determined that the Funds would not have an economic interest in such arrangements (e.g., in the case of an all-cash transaction, regardless of payout terms, amounts, thresholds, etc.).

However, if an economic interest exists, vote AGAINST proposals due to:

●	Single or modified-single trigger severance provisions;
●	Total Named Executive Officer (“NEO”) payout as a percentage of the total equity value;
●	Aggregate of all single-triggered components (cash and equity) as a percentage of the total NEO payout;
●	Excessive payout; and/or
●	Recent material amendments or new agreements that incorporate problematic features.

Equity-Based and Other Incentive Plans Including OBRA

Equity Compensation

The Funds shall consider compensation and employee benefit plans, including those in connection with OBRA3, or the issuance of shares in connection with such plans on a CASE-BY-CASE basis. The Funds shall vote the plan or issuance based on factors and related vote treatment under the Executive Pay Evaluation section above or based on circumstances specific to such equity plans as follows:

3 OBRA is an employee-funded defined contribution plan for certain employees of publicly held companies.

The Funds shall vote FOR a plan, if:

●	Board independence is the only concern;
●	Amendment places a cap on annual grants;
●	Amendment adopts or changes administrative features to comply with Section 162(m) of OBRA;
●	Amendment adds performance-based goals to comply with Section 162(m) of OBRA; and/or
●	Cash or cash-and-stock bonus components are approved for exemption from taxes under Section 162(m) of OBRA.
○	The Funds shall give primary consideration to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

The Funds shall vote AGAINST a plan if it:

●	Exceeds recommended costs (U.S. or Canada);
●	Incorporates share allocation disclosure methods that prevent a cost or dilution assessment;
●	Exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure);
●	Permits deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors;
●	Provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice;
●	Permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice;
●	Permits plan administrators to benefit from the plan as potential recipients;
●	Permits for an overly liberal change in control definition. (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.);
●	Permits for post-employment vesting or exercise of options if deemed inappropriate;
●	Permits plan administrators to make material amendments without shareholder approval; and/or
●	Permits procedure amendments that do not preserve shareholder approval rights.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (Toronto Stock Exchange Issuers)

The Funds shall vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

The Funds shall vote AGAINST such proposals.

Matching Share Plans

The Funds shall vote AGAINST such proposals if the matching share plan does not meet recommended standards considering holding period, discounts, dilution, participation, purchase price, or performance criteria.

Employee Stock Purchase Plans or Capital Issuance in Support Thereof

Voting decisions are generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Director Compensation

Non-Executive Director Compensation

The Funds shall vote FOR cash-based proposals.

The Funds shall vote AGAINST performance-based equity-based proposals and patterns of excessive pay.

Bonus Payments (Japan)

The Funds shall vote FOR if all bonus payments are for directors or auditors who have served as executives of the issuer and AGAINST if any bonus payments are for outsiders.

Bonus Payments – Scandals

The Funds shall vote AGAINST bonus proposals for a retiring director or continuing director or auditor when culpability for any malfeasance may be attributable to the nominee.

The Funds shall consider on a CASE-BY-CASE basis bundled bonus proposals for retiring directors or continuing directors or auditors where culpability for malfeasance may not be attributable to all nominees.

Severance Agreements

Vesting of Equity Awards upon Change in Control

The Funds shall vote FOR management proposals seeking a specific treatment (e.g., double-trigger or pro-rata) of equity that vests upon change in control unless evidence exists of abuse in historical compensation practices.

The Funds shall vote AGAINST shareholder proposals regarding the treatment of equity if change(s) in control severance provisions are double-triggered. The funds shall vote FOR the proposal if such provisions are not double-triggered.

Executive Severance or Termination Arrangements, including those Related to Executive Recruitment or Retention

The Funds shall vote FOR such compensation arrangements if:

●	The primary concerns raised would not result in a negative vote under these Guidelines on a management “Say on Pay” proposal or the relevant board or committee member(s);
●	The issuer has provided adequate rationale and/or disclosure; or
●	Support is recommended as a condition to a major transaction such as a merger.

Treatment of Severance Provisions

The Funds shall vote AGAINST new or materially amended plans, contracts, or payments that include a single trigger change in control severance provisions or do not require an actual change in control in order to be triggered.

The Funds shall vote FOR shareholder proposals seeking double triggers on change in control severance provisions.

Compensation-Related Shareholder Proposals

Executive and Director Compensation

The Funds shall consider on a CASE-BY-CASE basis shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

The Funds shall vote AGAINST shareholder proposals requiring mandatory issuer stock holding periods for officers and directors.

Submit Severance and Termination Payments for Shareholder Ratification

The Funds shall vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification if such proposals specify change in control events, supplemental executive retirement plans, or deferred executive compensation plans, or if the listing exchange requires ratification thereof.

3-	Audit-Related

Auditor Ratification and/or Remuneration

The Funds shall vote FOR management proposals except in such cases as indicated below.

The Funds shall consider auditor ratification and/or remuneration on a CASE-BY-CASE basis if:

●	The Proxy Advisory Firm raises questions of auditor independence or disclosure including the auditor selection process;
●	Total fees for non-audit services exceed 50 percent of aggregated auditor fees (including audit-related fees, and tax compliance and preparation fees as applicable); or
●	Evidence exists of excessive compensation relative to the size and nature of the issuer.

The Funds shall vote AGAINST an auditor ratification and/or remuneration proposal if the issuer has failed to disclose audit fees.

The Funds shall vote FOR shareholder proposals that ask the issuer to present its auditor for ratification annually.

Auditor Independence

The Funds shall consider shareholder proposals asking issuers to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

The Funds shall vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

The Funds shall vote AGAINST auditor indemnification proposals.

Independent Statutory Auditors (Japan)

The Funds shall vote AGAINST an independent statutory auditor proposal if the candidate is or was affiliated with the issuer, its primary bank(s), or one of its top shareholders.

The Funds shall vote AGAINST incumbent directors implicated in scandals, malfeasance, or at issuers exhibiting poor internal controls.

The Funds shall vote FOR remuneration so long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), no evidence of abuse is evident, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market independence standards.

4-	Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

The Funds shall vote FOR management proposals relating to advance notice period requirements provided that the period requested is in accordance with applicable law and no material governance concerns have arisen regarding the issuer.

Corporate Documents / Article and Bylaw Amendments or Related Director Actions

The Funds shall vote FOR such proposal if the change or policy is editorial in nature or if shareholder rights are protected.

The Funds shall vote AGAINST such proposal if it seeks to impose a negative impact on shareholder rights or diminishes accountability to shareholders including cases in which the issuer failed to opt out of a law that affects shareholder rights (e.g., staggered board).

The Funds shall, with respect to article amendments for Japanese issuers:

●	Vote FOR management proposals to amend an issuer’s articles to expand its business lines in line with its current industry;
●	Vote FOR management proposals to amend an issuer’s articles to provide for an expansion or reduction in the size of the board unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns;
●	If anti-takeover concerns exist, the Funds shall vote AGAINST management proposals including bundled proposals to amend an issuer’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense; and/or
●	Follow the Proxy Advisory Firm’s guidelines relating to management proposals regarding amendments to authorize share repurchases at the board’s discretion, and vote AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low) and in cases in which the issuer trades at below book value or faces a real likelihood of substantial share sales, or in which this amendment is bundled with other amendments that are clearly in shareholders’ interest.

Majority Voting Standard

The Funds shall vote FOR proposals that seek director election via an affirmative majority vote in connection with a shareholder meeting provided such vote contains a plurality carve-out for contested elections and provided such standard does not conflict with applicable law in the issuer’s country of incorporation.

The Funds shall vote FOR amendments to corporate documents or other actions promoting a majority standard.

Cumulative Voting

The Funds shall vote FOR shareholder proposals to restore or permit cumulative voting.

The Funds shall vote AGAINST management proposals to eliminate cumulative voting if the issuer:

●	Is controlled;
●	Maintains a classified board of directors; or
●	Maintains a dual class voting structure.

Proposals may be supported irrespective of classified board status if an issuer plans to declassify its board or adopt a majority voting standard.

Confidential Voting

The Funds shall vote FOR management proposals to adopt confidential voting.

The Funds shall vote FOR shareholder proposals that request issuers to adopt confidential voting, use independent tabulators, and use independent election inspectors so long as the proposals include clauses for proxy contests as follows:

●	In the case of a contested election management should be permitted to request that the dissident group honors its confidential voting policy;
●	If the dissidents agree the policy shall remain in place; and
●	If the dissidents do not agree the confidential voting policy shall be waived.

Fair Price Provisions

The Funds shall consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

The Funds shall vote AGAINST fair price provisions containing shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

The Funds shall vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that can be reasonably construed as an anti-takeover measure based on the Proxy Advisory Firm’s approach to evaluating such proposals.

The Funds shall vote FOR shareholder proposals that ask an issuer to submit its poison pill for shareholder ratification or to redeem that poison pill in lieu thereof, unless:

●	Shareholders have approved the plan’s adoption;
●	The issuer has already implemented a policy that should reasonably prevent abusive use of the poison pill; or
●	The board had determined that it was in the best interest of shareholders to adopt a poison pill without delay, provided that such plan shall be put to shareholder vote within twelve months of adoption or expire and would immediately terminate if not approved by a majority of the votes cast.

The Funds shall consider shareholder proposals to redeem an issuer’s poison pill on a CASE-BY-CASE basis.

Proxy Access

The Funds shall vote FOR proposals to allow shareholders to nominate directors and list those nominees in the issuer’s proxy statement and on its proxy card, provided that criteria meet the Funds’ internal thresholds and that such standard does not conflict with applicable law in the country in which the issuer is incorporated. The Funds shall consider shareholder and management proposals that appear on the same agenda on a CASE-BY-CASE basis.

The Funds shall vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

The Funds shall consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Exclusive Forum

The Funds shall vote FOR management proposals to designate Delaware or New York as the exclusive forum for certain legal actions as defined by the issuer (“Exclusive Forum”) if the issuer’s state of incorporation is the same as its proposed Exclusive Forum, otherwise they shall consider such proposals on a CASE-BY-CASE basis.

Reincorporation Proposals

The Funds shall consider proposals to change an issuer’s state of incorporation on a CASE-BY-CASE basis.

The Funds shall vote FOR management proposals not assessed as:

●	A potential takeover defense; or
●	A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if assessed as such the Funds shall consider management’s rationale for the change.

The Funds shall vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

The Funds shall vote AGAINST shareholder reincorporation proposals not supported by the issuer.

Shareholder Advisory Committees

The Funds shall consider proposals to establish a shareholder advisory committee on a CASE-BY-CASE basis.

Right to Call Special Meetings

The Funds shall vote FOR management proposals to permit shareholders to call special meetings.

The Funds shall consider management proposals to adjust the thresholds applicable to call a special meeting on a CASE-BY-CASE basis.

The Funds shall vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when any of the following apply:

●	Company does not currently permit shareholders to do so;
●	Existing ownership threshold is greater than 25 percent; or
●	Sole concern relates to a net-long position requirement.

Written Consent

The Funds shall vote AGAINST shareholder proposals seeking the right to act via written consent if the issuer:

●	Permits shareholders to call special meetings;
●	Does not impose supermajority vote requirements on business combinations/actions (e.g., a merger or acquisition) and on bylaw or charter amendments; and
●	Has otherwise demonstrated its accountability to shareholders (e.g., the issuer has reasonably addressed majority-supported shareholder proposals).

The Funds shall vote FOR shareholder proposals seeking the right to act via written consent if the above conditions are not present.

The Funds shall vote AGAINST management proposals to eliminate the right to act via written consent.

State Takeover Statutes

The Funds shall consider proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) on a CASE-BY-CASE basis.

Supermajority Shareholder Vote Requirement

The Funds shall vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements, except:

The Funds shall consider such proposals on a CASE-BY-CASE basis if the issuer has shareholder(s) holding significant ownership percentages and retaining existing supermajority requirements would protect minority shareholder interests.

Time-Phased Voting

The Funds shall vote AGAINST proposals to implement and FOR proposals to eliminate time-phased or other forms of voting that do not promote a “one share, one vote” standard.

5-	Capital and Restructuring

The Funds shall consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless they utilize a contrary recommendation from the relevant Investment Professional(s).

The Funds shall vote AGAINST proposals authorizing excessive board discretion.

Capital

Common Stock Authorization

The Funds shall consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds shall be utilized in evaluating such proposals. In cases in which such requests are above the allowable threshold the Funds shall utilize an issuer-specific qualitative review (e.g., considering rationale and prudent historical usage).

The Funds shall vote FOR proposals within the Proxy Advisory Firm’s permissible thresholds or those in excess of but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the issuer states that the additionally issued stock may be used as a takeover defense.

The Funds shall vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when an issuer’s shares are at risk of delisting.

Notwithstanding the above, the Funds shall vote AGAINST:

●	Proposals to increase the number of authorized shares of a class of stock if these Guidelines do not support the issuance which the increase is intended to service (e.g., merger or acquisition proposals).

Dual Class Capital Structures

The Funds shall vote AGAINST:

●	Proposals to create or perpetuate dual class capital structures with unequal voting rights (e.g., exchange offers, conversions, and recapitalizations) unless supported by the Proxy Advisory Firm (e.g., utilize a “one share, one vote” standard, contain a sunset provision of five years or fewer to avert bankruptcy or generate non-dilutive financing, or are not designed to increase the voting power of an insider or significant shareholder).
●	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in issuers that have dual-class capital structures.

The Funds shall vote FOR proposals to eliminate dual-class capital structures.

General Share Issuances / Increases in Authorized Capital

The Funds shall consider specific issuance requests on a Case-by-Case basis based on the proposed use and the issuer’s rationale.

The Proxy Advisory Firm’s assessment shall govern Fund voting decisions to determine support for requests for general issuances (with or without preemptive rights), authorized capital increases, convertible bonds issuances, warrants issuances, or related requests to repurchase and reissue shares.

Preemptive Rights

The Funds shall consider shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them on a CASE-BY-CASE basis. In evaluating proposals on preemptive rights, the Funds shall consider an issuer’s size and shareholder base characteristics.

Adjustments to Par Value of Common Stock

The Funds shall vote FOR management proposals to reduce the par value of common stock unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm's approach for evaluating issuances or authorizations of preferred stock considering the Proxy Advisory Firm's support of special circumstances such as mergers or acquisitions in addition to the following criteria:

The Funds shall consider on a CASE-BY-CASE basis proposals to increase the number of shares of “blank check” preferred shares or preferred stock authorized for issuance. This approach incorporates both qualitative and quantitative measures including a review of:

●	Past performance (e.g., board governance, shareholder returns, and historical share usage); and
●	The current request (e.g., rationale, whether shares are “blank check” and “declawed”, and dilutive impact as determined through the Proxy Advisory Firm’s model for assessing appropriate thresholds).

The Funds shall vote AGAINST proposals authorizing issuance of preferred stock or creation of new classes of preferred stock having unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

The Funds shall vote FOR proposals to issue or create “blank check” preferred stock in cases in which the issuer expressly states that the stock shall not be used as a takeover defense or not utilize a disparate voting rights structure.

The Funds shall vote AGAINST in cases in which the issuer expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

The Funds shall vote FOR proposals to authorize or issue preferred stock in cases in which the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Preferred Stock (International)

Fund voting decisions should generally be based on the Proxy Advisory Firm’s approach, and the Funds shall:

●	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders;
●	Vote FOR the creation/issuance of convertible preferred stock so long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests; and
●	Vote AGAINST the creation of:

(1) A new class of preference shares that would carry superior voting rights to common shares; or

(2) “Blank check” preferred stock unless the board states that the authorization shall not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

The Funds shall vote FOR shareholder proposals requesting shareholder ratification of “blank check” preferred stock placements other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business.

Share Repurchase Programs

The Funds shall vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms but vote AGAINST plans containing terms favoring selected parties.

The Funds shall vote FOR management proposals to cancel repurchased shares.

The Funds shall vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate market volume or duration parameters.

The Funds shall consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis giving primary consideration to input from the relevant Investment Professional(s).

Stock Distributions: Splits and Dividends

The Funds shall vote FOR management proposals to increase common share authorization for a stock split provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

The Funds shall consider management proposals to implement a reverse stock split on a CASE-BY-CASE considering management’s rationale and/or disclosure if the split constitutes a capital increase that effectively exceeds the Proxy Advisory Firm’s permissible threshold due to the lack of a proportionate reduction in the number of shares authorized.

Allocation of Income and Dividends

With respect to Japanese and South Korean issuers, the Funds shall consider management proposals concerning income allocation and the dividend distribution, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis voting with the Proxy Advisory Firm’s recommendations to oppose such proposals for cases in which:

●	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
●	The payout is excessive given the issuer’s financial position.

The Funds shall vote FOR such issuer management proposals in other markets.

The Funds shall vote AGAINST proposals in which issuers seek to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple proposals regarding dividends are on the same agenda the Funds shall vote FOR the management proposal if the proposal meets the support conditions described above and shall vote AGAINST the shareholder proposal; otherwise, the Funds shall consider such proposals on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives

The Funds shall vote FOR most stock (scrip) dividend proposals but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

The Funds shall consider the creation of tracking stock on a CASE-BY-CASE basis giving primary consideration to the input from relevant Investment Professional(s).

Capitalization of Reserves

The Funds shall vote FOR proposals to capitalize the issuer’s reserves for bonus issues of shares or to increase the par value of shares unless the Proxy Advisory Firm raises concerns not otherwise supported under these Guidelines.

Debt Instruments and Issuance Requests (International)

The Funds shall vote AGAINST proposals authorizing excessive board discretion to issue or set terms for debt instruments (e.g., commercial paper).

The Funds shall vote FOR debt issuances for issuers when the gearing level (current debt-to-equity ratio) does not exceed the Proxy Advisory Firm’s defined thresholds.

The Funds shall vote AGAINST proposals in which the debt issuance will result in an excessive gearing level as set forth in the Proxy Advisory Firm’s defined thresholds, or for which inadequate disclosure precludes calculation of the gearing level, unless the Proxy Advisory Firm’s approach to evaluating such requests results in support of the proposal.

Acceptance of Deposits (India)

Fund voting decisions are based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Debt Restructurings

The Funds shall consider proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis.

Financing Plans

The Funds shall vote FOR the adoption of financing plans if they are in shareholders’ best economic interests.

Investment of Company Reserves (International)

The Funds shall consider such proposals on a case-by-case basis.

Restructuring

Mergers and Acquisitions, Special Purpose Acquisition Corporations (SPACs) and Corporate Restructurings

The Funds shall vote FOR a proposal not typically supported under these Guidelines if a key proposal such as a merger transaction is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

The Funds shall consider such proposals on a case-by-case basis based on the Proxy Advisory Firm’s evaluation approach if the relevant Investment Professional(s) do not provide input with regard thereto.

Waiver on Tender-Bid Requirement

The Funds shall consider proposals on a CASE-BY-CASE basis if seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the issuer has provided a reasonable rationale for the request.

Related Party Transactions

The Funds shall vote FOR approval of such transactions, unless the agreement requests a strategic move outside the issuer’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-	Environmental and Social Issues

Environmental and Social Proposals

Institutional shareholders now routinely scrutinize shareholder proposals regarding environmental and social matters. Accordingly, in addition to governance risks and opportunities, issuers should also assess their environmental and social risks and opportunities as they pertain to stakeholders including their employees, shareholders, communities, suppliers, and customers.

Issuers should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the issuers mitigate and leverage their social and environmental risks and opportunities. Issuers should adopt disclosure methodologies considering recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to allow shareholders to assess risks across issuers.

Accordingly, the Funds shall vote FOR proposals related to environmental, sustainability and corporate social responsibility if the issuer’s disclosure and/or its management of the issue(s) appears inadequate relative to its peers and if the proposal:

●	applies to the issuer’s business,
●	enhances long-term shareholder value,
●	requests more transparency and commitment to improve the issuer’s environmental and/or social risks,
●	aims to benefit the issuer’s stakeholders,
●	is reasonable and not unduly onerous or costly, or
●	is not requesting data that is primarily duplicative to data the issuer already publicly provides.

Environmental

The Funds shall vote FOR proposals relating to environmental impact that reasonably:

●	aim to reduce negative environmental impact, including the reduction of greenhouse gas emissions and other contributing factors to global climate change; and/or
●	request disclosure relating to how the issuer addresses its climate impact.

Social

The Funds shall vote FOR proposals relating to corporate social responsibility that request disclosure of how the issuer manages its:

●	employee and board diversity; and/or
●	human capital management, human rights, and supply chain risks.

Approval of Donations

The Funds shall vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided. The Funds shall otherwise vote AGAINST such proposals.

7-	Routine/Miscellaneous

Routine Management Proposals

The Funds shall consider proposals for which the Proxy Advisory Firm recommends voting AGAINST on a CASE-BY-CASE basis.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For issuers in the United Kingdom, the Funds shall consider such proposals on a CASE-BY-CASE basis assessing whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports

The Funds shall vote AGAINST such proposals if concerns exist regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

The Funds shall consider such proposals on a CASE-BY-CASE basis if other concerns exist regarding severance/termination payments.

The Funds shall vote AGAINST such proposals if concerns exist regarding the issuer’s financial accounts and reporting, including related party transactions.

The Funds shall vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm resulting from concerns regarding board independence or inclusion of non-independent directors on the audit committee.

The Funds shall vote FOR such proposals if the only reason for a negative Proxy Advisory Firm recommendation is to express disapproval of broader issuer or board practices.

Other Business

The Funds shall vote AGAINST proposals for Other Business.

Adjournment

The Funds shall vote FOR when presented with a primary proposal such as a merger or corporate restructuring that is also supported.

The Funds shall vote AGAINST when not presented with a primary proposal, such as a merger, and a proposal on the ballot is opposed.

The Funds shall consider other circumstances on a CASE-BY-CASE basis.

Changing Corporate Name

The Funds shall vote FOR management proposals requesting a corporate name change.

Multiple Proposals

The Funds may vote FOR multiple proposals of a similar nature presented as options to the issuer management’s favored course of action, provided that:

●	Support for a single proposal is not operationally required;
●	No single proposal is deemed superior in the interest of the Fund(s); and
●	Each proposal would otherwise be supported under these Guidelines.

The Funds shall vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

The Funds shall vote FOR such proposals if all of the bundled items are supported under these Guidelines.

The Funds shall consider such proposals on a CASE-BY-CASE basis if one or more items are not supported under these Guidelines and/or the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction pertains to items for which support has become moot (e.g., a director for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment)); the Funds shall WITHHOLD support if the Proxy Advisory Firm recommends that course of action.

8-	Mutual Fund Proxies

Approving New Classes or Series of Shares

The Funds shall vote FOR the establishment of new classes or series of shares.

Hiring and Terminating Sub-advisers

The Funds shall vote FOR management proposals that authorize the board to hire and terminate sub-advisers.

Master-Feeder Structure

The Funds shall vote FOR the establishment of a master-feeder structure.

Establishing Director Ownership Requirement

The Funds shall vote AGAINST shareholder proposals for the establishment of a director ownership requirement. All other matters should be examined on a CASE-BY-CASE basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:

Vincent Costa is co-chief investment officer, equities at Voya Investment Management. Vincent is also the head of the global quantitative equities team and serves as a portfolio manager for the active quantitative and fundamental large cap value strategies. Previously at Voya, he was head of portfolio management for quantitative equity. Prior to joining Voya, he managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company. Vinnie earned an MBA in finance from New York University's Stern School of Business, a BS in quantitative business analysis from Pennsylvania State University and is a CFA® Charterholder.

Peg DiOrio is head of quantitative equity portfolio management and a portfolio manager for the active quantitative strategies at Voya Investment Management. Prior to joining Voya, she was a quantitative analyst with Alliance Bernstein/Sanford C. Bernstein responsible for multivariate and time series analysis for low volatility strategies, global equities, REITs, and options. Prior to that, she was a senior investment planning analyst with Sanford C. Bernstein. Peg formerly served as president of the Society of Quantitative Analysts and continues to serve on the board of directors. She is on the external advisory board for the Applied Math and Statistics Department of Stony Brook University. Peg earned a MS in Applied Mathematics, Statistics and Operations Research from the Courant Institute of Mathematical Sciences, NYU and a BS from SUNY Stony Brook. Peg is a CFA® Charterholder.

Steven Wetter is a portfolio manager on the global quantitative equity team at Voya Investment Management responsible for the index, research enhanced index and smart beta strategies. Prior to joining Voya, Steve was co-head of international indexing at BNY Mellon responsible for managing ETFs, index funds and quantitative portfolios. Prior to that, he held similar positions at Northern Trust and Bankers Trust. Steve earned an MBA in finance from New York University's Stern School of Business and a BA from the University of California at Berkeley.

Paul Zemsky is the chief investment officer and founder of the Multi-Asset Strategies and Solutions Team (MASS) at Voya Investment Management. He is responsible for the firm’s suite of value-added, customized and off-the-shelf products and solutions that are supported by the team’s asset allocation, manager research, quantitative research, portfolio implementation and multi-manager capabilities. Prior to joining the firm, he co-founded CaliberOne Private Funds Management, a macro hedge fund. Paul began his career at JPMorgan Investment Management, where he held a number of key positions, including head of investments for over $300 Billion of Fixed Income assets. Paul is a member of the firm’s Management Committee and a board member of Pomona Capital. He holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania and holds the Chartered Financial Analyst® designation.

(a)(2V-iii) Other Accounts Managed

The following table show the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2023, unless otherwise indicated.

Voya Emerging Markets High Dividend Equity Fund (IHD)

	Mutual Funds Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (rounded to the nearest million)	Number of Accounts	Total Assets (rounded to the nearest million)	Number of Accounts	Total Assets (rounded to the nearest million)
Paul Zemsky	56	$18,015,409,399	14	$5,614,183,055	0	$0
Vincent Costa	22	$9,278,498,085	31	$324,394,860	16	$828,783,596
Peg DiOrio	13	$3,686,857,540	0	$0	10	$498,607,300
Steven Wetter	32	$23,843,654,809	0	$0	3	$398,894,851

(a)(2)(iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, VIM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

(a)(3) Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a predefined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2023, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Vincent Costa	$1-$10,000
Peg DiOrio	None
Steven Wetter	None
Paul Zemsky	None

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	Total Number of Shares (or Units) Purchased	Average Monthly Price Paid Per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Mar 1-31, 2022	58,636	$6.54	58,636	0
April 1-30, 2022	69,941	$6.23	69,941	0
May 1-31, 2022	141,978	$5.95	141,978	0
June 1-30, 2022	70,261	$5.98	70,261	0
July 1-31, 2022	8,193	$5.51	8,193	0
Aug 1-31, 2022	40,850	$5.67	40,850	0
Sept 1-30, 2022	62,968	$5.32	62,968	0
Oct 1-31, 2022	50,931	$4.87	50,931	0
Nov 1-30, 2022	51,967	$5.06	51,967	0
Dec 1-31, 2022	20,448	$5.46	20,448	0
Jan 1-31, 2023	33,973	$5.42	33,973	0
Feb 1-28, 2023	58,892	$5.48	58,892	0
Total	669,038		669,038

*Effective April 1, 2022, the Registrant announced the Fund could purchase up to 10% of its stock in open-market transactions through March 31, 2023.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Bank of New York Mellon serves as the securities lending agent. As the securities lending agent, The Bank of New York Mellon administers the securities lending program.

The following table provides the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund for its most recent fiscal year. There are no fees paid to the securities lending agent for cash collateral management services, administrative fees, indemnification fees, or other fees.

Fund	Gross securities lending income	Fees paid to securities lending agent from revenue split	Positive Rebate	Negative Rebate	Net Rebate	Total Aggregate fees/compensation paid to securities lending agent or broker	Net Securities Income
Voya Emerging Markets High Dividend Equity Fund	None	None	None	None	None	None	None

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Emerging Markets High Dividend Equity Fund

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: May 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: May 4, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 4, 2023